                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6 (e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                NASL Series Trust
                (Name of Registrant as Specified in Its Charter)

                                NASL Series Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) or Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

                           Title of each class of securities to which transaction applies:

                           Aggregate number of securities to which transaction applies:

                           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                           Proposed maximum aggregate value of transaction:

                           Total fee paid:

         * Set forth the amount on which the filing is calculated and state how it was determined.

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    Amount previously paid:

                    Form, Schedule or Registration Statement No.:

                    Filing Party:

                    Date Filed:

                                PRELIMINARY COPY

                                NASL SERIES TRUST
                              116 HUNTINGTON AVENUE
                                BOSTON, MA 02116



                                                               November 15, 1996

           TO OUR VARIABLE ANNUITY AND VARIABLE LIFE CONTRACT OWNERS:

                  A Special Meeting of Shareholders of NASL Series Trust (the "Trust") will be held at the offices of the Trust, 116 Huntington Avenue, Boston, Massachusetts 02116, on December 20, 1996, at 11:00 a.m., Eastern Standard Time, for the purpose of considering the proposals (the "Proposals") described in the enclosed Notice of Special Meeting of Shareholders (the "Meeting").

                  Shareholders of the Trust, first, are being asked to consider the election of six Trustees to the Board of Trustees (the "Board").

                  In addition, shareholders of the Equity Trust, the Aggressive Asset Allocation Trust, the Moderate Asset Allocation Trust and the Conservative Asset Allocation Trust are being asked to approve an amended subadvisory agreement with Fidelity Management Trust Company ("FMTC"). Shareholders of the Global Equity Trust, the Value Equity Trust, the Blue Chip Growth Trust (prior to October 1, 1996, known as the Pasadena Growth Trust) and the Money Market Trust, respectively, are being asked to approve new subadvisory arrangements with Morgan Stanley Asset Management as subadviser to the Global Equity Trust,
T. Rowe Price Associates as subadviser to the Value Equity Trust and the Blue Chip Growth Trust, and Manufacturers Adviser Corporation as subadviser to the Money Market Trust. At a meeting held on September 27, 1996, the Board, including the independent Trustees, approved the amended subadvisory agreement with FMTC and the new subadvisory arrangements. In connection with the foregoing subadvisory changes, the Board has proposed changing the investment objectives of the Value Equity Trust and the Blue Chip Growth Trust to reflect the investment strategies of the new subadvisers. In addition, the Board has proposed changing certain fundamental investment policies of the Aggressive Asset Allocation Trust, the Moderate Asset Allocation Trust and the Conservative Asset Allocation Trust.

                  Shareholders of each series of the Trust (the "Portfolios") also are being asked to approve a proposal giving the Adviser the ability, in the future, to select and contract with one or more subadvisers to the Portfolios after obtaining the approval of the Board but without obtaining shareholder approval. In the Board's view, the proposal would save the Trust and the Portfolios the additional time and expense of obtaining shareholder approval for certain changes in subadvisory arrangements.

                  Finally, shareholders of the Trust are being asked to ratify the selection of independent accountants for the Trust for its fiscal year ending December 31, 1996.

                  THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF EACH PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THEIR APPROVAL.

                  Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contract (a "contract") issued by North American Security Life Insurance Corporation ("Security Life"), First North American Life Assurance Company ("FNAL") or The Manufacturers Life Insurance Company of America ("Manufacturers Life of America") are invested in shares of one or more of the Portfolios through sub-accounts of separate accounts established by Security Life, FNAL or Manufacturers Life of America for such purpose. Since the value of your contract depends in part on the investment performance of Trust shares, you have the right to instruct Security Life, FNAL or Manufacturers Life of America, as the case may be, as to the manner in which Trust shares attributable to your contract are voted. The number of votes as to each Portfolio for which you may give instructions is determined by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the sub-account in which such Portfolio shares are held by the value per share of that Portfolio. Fractional votes are counted. Trust shares as to which no instructions are received, including shares not attributable to contractholders, will be voted in the same proportion as those for which instructions are received from contractholders.

                  Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust and a Voting Instructions Form for each Portfolio in which your contract values were invested as of October 23, 1996, the record date for the Meeting. The Proxy Statement provides background information and explains the matters to be voted on at the Meeting. We urge you to read the Proxy Statement and then complete and return each Voting Instructions Form on or before December 19, 1996. YOUR VOTE IS EXTREMELY IMPORTANT AND YOUR PROMPT RESPONSE WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION MAILINGS.

                                                     Sincerely yours,



                                                     John D. DesPrez III
                                                     President
                                                     NASL Series Trust

                                NASL SERIES TRUST
                              116 Huntington Avenue
                                Boston, MA 02116
                                 (800) 344-1029

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
NASL SERIES TRUST:

Notice is hereby given that a special meeting (the "Meeting") of shareholders of NASL Series Trust (the "Trust") will be held on December 20, 1996 at the offices of the Trust, 116 Huntington Avenue, Boston, MA 02116, at 11:00 a.m., Eastern Standard Time. A Proxy Statement which provides additional information about the purpose of the Meeting is included with this Notice. At the Meeting, shareholders of each series of the Trust (a "Portfolio"), unless otherwise indicated below, will consider and vote upon the following proposals:


Proposal 1        Election of six trustees to serve as members of the Board of
                  Trustees of the Trust.

Proposal 2A       Approval of an amended subadvisory agreement between NASL
                  Financial Services, Inc. (in such capacity, the "Adviser") and
                  Fidelity Management Trust Company ("FMTC") increasing the subadvisory fee with respect to the Equity Trust. (Only shareholders of the Equity Trust will vote on Proposal 2A.)

Proposal 2B       Approval of an amended subadvisory agreement between the
                  Adviser and FMTC increasing the subadvisory fee with respect to the Aggressive Asset Allocation Trust. (Only shareholders of the Aggressive Asset Allocation Trust will vote on Proposal
                  2B.)

Proposal 2C       Approval of an amended subadvisory agreement between the
                  Adviser and FMTC increasing the subadvisory fee with respect to the Moderate Asset Allocation Trust. (Only shareholders of the Moderate Asset Allocation Trust will vote on Proposal 2C.)

Proposal 2D       Approval of an amended subadvisory agreement between the
                  Adviser and FMTC increasing the subadvisory fee with respect to the Conservative Asset Allocation Trust. (Only shareholders of the Conservative Asset Allocation Trust will vote on Proposal 2D.)

                           Because subadvisory fees are payable by the Adviser out of its advisory fee, approval of Proposals 2A-2D will not increase, directly or indirectly, the advisory fee or any other expense fee paid by the Equity Trust, Aggressive Asset Allocation Trust, Moderate Asset Allocation Trust or Conservative Asset Allocation Trust.

Proposal 3        Approval of a subadvisory agreement between the Adviser and
                  Morgan Stanley Asset Management Inc. with respect to the
                  Global Equity Trust. (Only shareholders of the Global Equity
                  Trust will vote on Proposal 3.)

Proposal 4        Approval of a subadvisory agreement between the Adviser and T.
                  Rowe Price Associates, Inc. with respect to the Value Equity
                  Trust. (Only shareholders of the Value Equity Trust will vote on Proposal 4.)

Proposal 5        Approval of a subadvisory agreement between the Adviser and T.
                  Rowe Price Associates, Inc. with respect to the Blue Chip
                  Growth Trust (formerly known as the Pasadena Growth Trust).
                  (Only shareholders of the Blue Chip Growth Trust will vote on Proposal 5.)

Proposal 6        Approval of a subadvisory agreement between the Adviser and
                  Manufacturers Adviser Corporation with respect to the Money
                  Market Trust. (Only shareholders of the Money Market Trust will vote on Proposal 6.)

Proposal 7A       Approval of a change to certain fundamental investment
                  policies of the Aggressive Asset Allocation Trust. (Only shareholders of the Aggressive Asset Allocation Trust will vote on Proposal 7A.)

Proposal 7B       Approval of a change to certain fundamental investment
                  policies of the Moderate Asset Allocation Trust. (Only shareholders of the Moderate Asset Allocation Trust will vote on Proposal 7B.)

Proposal 7C       Approval of a change to certain fundamental investment
                  policies of the Conservative Asset Allocation Trust. (Only shareholders of the Conservative Asset Allocation Trust will vote on Proposal 7C.)

Proposal 8        Approval of a change to the investment objective of the Value
                  Equity Trust. (Only shareholders of the Value Equity Trust will vote on Proposal 8.)

Proposal 9        Approval of a change to the investment objective of the Blue
                  Chip Growth Trust. (Only shareholders of the Blue Chip Growth
                  Trust will vote on Proposal 9.)

Proposal 10       Approval of a proposal to permit the Adviser, in the future, to select and contract with subadvisers for the Portfolios after obtaining the approval of the Board of Trustees but without obtaining shareholder approval.

Proposal 11       Ratification of the selection of Coopers & Lybrand L.L.P. as the independent accountants for the Trust for its fiscal year ending December 31, 1996; and

                  Any other business that may properly come before the Meeting.

                  THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1 THROUGH 11.

                  Each shareholder of record at the close of business on October 23, 1996 is entitled to receive notice of and to vote at the Meeting and is invited to attend the Meeting in person.

                                                 Sincerely,
  .                                              [insert signature]

                                                 James D. Gallagher
                                                 Secretary
November 15, 1996
Boston, Massachusetts

                                PRELIMINARY COPY

                                NASL SERIES TRUST
                              116 Huntington Avenue
                                Boston, MA 02116



                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 1996



                           This proxy statement is furnished in connection with
the solicitation by the Board of Trustees (the "Board") of NASL Series Trust (the "Trust") of proxies to be used at a special meeting (the "Meeting") of shareholders to be held at the offices of the Trust, 116 Huntington Avenue, Boston, MA 02116, on December 20, 1996, at 11:00 a.m., Eastern Standard Time, or any adjournment or adjournments thereof. This statement and the enclosed proxy are first being mailed on or about November 15, 1996. The Trust consists of seventeen series of shares of beneficial interest: the Small/Mid Cap Trust, the International Small Cap Trust, the Global Equity Trust, the Blue Chip Growth Trust (formerly known as the Pasadena Growth Trust), the Equity Trust, the Growth Trust, the Value Equity Trust, the Growth and Income Trust, the International Growth and Income Trust, the Strategic Bond Trust, the Global Government Bond Trust, the Investment Quality Bond Trust, the U.S. Government Securities Trust, the Money Market Trust, the Aggressive Asset Allocation Trust, the Moderate Asset Allocation Trust and the Conservative Asset Allocation Trust. Each of the above-named series is referred to herein as a "Portfolio" and, collectively, as the "Portfolios."

                           Pursuant to the Trust's Agreement and Declaration of
Trust, the Board has designated October 23, 1996 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on October 23, 1996 are entitled to one vote for each share of beneficial interest of the Trust held.

                           As of the Record Date, 100% of the Trust's shares
were legally owned by three shareholders: (i) North American Security Life Insurance Company ("NASL"), a Delaware stock life insurance company whose address is 116 Huntington Avenue, Boston, Massachusetts 02116, (ii) First North American Life Assurance Company ("FNAL"), a wholly owned subsidiary of NASL and a New York stock life insurance company whose address is 555 Theodore Fremd Avenue, Rye, New York 10580 and (iii) The Manufacturers Life Insurance Company of America ("Manufacturers Life of America"), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Manufacturers Life of America is a wholly owned subsidiary of The Manufacturers Life Insurance Company of Michigan. NASL holds Trust shares attributable to variable annuity contracts in NASL Variable Account and Trust shares attributable to variable life contracts in NASL Variable Life Account, both of which are separate accounts registered under the Investment Company Act of 1940 (the "1940 Act"), as well as in an unregistered separate account. FNAL holds Trust shares attributable to variable contracts in FNAL Variable Account, a separate account registered under the 1940 Act. Manufacturers Life of America holds Trust shares attributable to variable contracts in Manufacturers Life of America Separate Accounts Three and Four, which are separate accounts registered under the 1940 Act. NASL, FNAL and Manufacturers Life of America will solicit voting instructions from contract owners and will vote all shares held in proportion to the instructions received from contract holders. The ultimate parent of both NASL and Manufacturers Life of America is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

                           As of the Record Date, the number of votes eligible
to be cast at the Meeting with respect to each Portfolio is as follows:


---------------------------------------------------------------------------------------------------------------------------------
Portfolio                                   Number of Eligible         Votes held by         Votes held by        Votes held by
                                                         Votes                 NASL*                  FNAL        Manufacturers
                                                                                                                        Life of
                                                                                                                        America
---------------------------------------------------------------------------------------------------------------------------------

Small/Mid Cap Trust                             10,013,276.626         9,405,015.605           608,261.021                0.000

International Small Cap Trust                    6,229,192.275         5,933,503.992           295,688.283                0.000

Global Equity Trust                             40,848,022.644        38,845,722.745         2,002,299.899                0.000

Blue Chip Growth Trust                          28,865,650.475        27,352,488.948         1,513,161.527                0.000

Equity Trust                                    57,884,390.582        54,835,814.146         2,597,878.123          450,698.313

Growth Trust                                     2,504,963.035         2,428,624.530            76,338.505                0.000

Value Equity Trust                              38,083,696.123        34,302,614.656         3,423,978.424          357,103.043

Growth and Income Trust                         51,894,418.890        49,009,788.403         2,586,211.567          298,418.920

International Growth and Income Trust           14,824,188.366        13,841,167.390           983,020.976                0.000

Strategic Bond Trust                            17,123,342.994        15,520,671.669         1,602,671.325                0.000

Global Government Bond Trust                    17,169,056.998        16,549,475.774           619,581.224                0.000

Investment Quality Bond Trust                   13,155,299.974        12,631,364.141           523,935.833                0.000

U.S. Government Securities Trust                15,933,466.423        14,808,813.113         1,017,485.208          107,168.102

Money Market Trust                              33,736,095.829        32,281,777.447         1,454,318.382                0.000

Aggressive Asset Allocation Trust               17,250,490.082        16,426,187.090           746,693.246           77,609.746

Moderate Asset Allocation Trust                 51,783,832.976        50,066,046.728         1,640,080.952           77,705.296

Conservative Asset Allocation Trust             19,159,741.044        18,623,328.429           498,680.274           37,732.341

Total:                                         436,459,125.336       412,862,404.806        22,190,284.769        1,406,435.761
---------------------------------------------------------------------------------------------------------------------------------

*        Also includes shares held by NASL in its general account.

                  Trustees and officers of the Trust, in the aggregate, own, or have the right to provide voting instructions for, less than 1% of the Trust's outstanding shares.

                              SUMMARY OF PROPOSALS
                              --------------------

     Proposal                                                                           Shareholders of the Trust Who Will Vote on
     --------                                                                           ------------------------------------------
      Number                              Proposal                                                     the Proposal
      ------                              --------                                                     ------------

    Proposal 1       Election of six trustees to serve as members of                All shareholders of the Trust will vote on this
                     the Board of Trustees of the Trust                             proposal

    Proposal 2A      Approval of an amended subadvisory                             Shareholders of the Equity Trust will vote on
                     agreement between NASL Financial Services,                     this proposal
                     Inc. (in such capacity, the "Adviser" or
                     "NASL Financial") and Fidelity Management
                     Trust Company ("FMTC") increasing the
                     subadvisory fee with respect to the Equity
                     Trust

    Proposal 2B      Approval of an amended subadvisory                             Shareholders of the  Aggressive Asset
                     agreement between the Adviser and FMTC                         Allocation Trust will vote on this proposal
                     increasing the subadvisory fee with respect to
                     the Aggressive Asset Allocation Trust

    Proposal 2C      Approval of an amended subadvisory                             Shareholders of the Moderate Asset Allocation
                     agreement between the Adviser and FMTC                         Trust will vote on this proposal
                     increasing the subadvisory fee with respect to
                     the Moderate Asset Allocation Trust

    Proposal 2D      Approval of an amended subadvisory                             Shareholders of the Conservative Asset
                     agreement between the Adviser and FMTC                         Allocation Trust will vote on this proposal
                     increasing the subadvisory fee with respect to
                     the Conservative Asset Allocation Trust

    Proposal 3       Approval of a subadvisory agreement between                    Shareholders of the Global Equity Trust will
                     the Adviser and Morgan Stanley Asset                          vote on this proposal
                     Management Inc. ("Morgan Stanley") with
                     respect to the Global Equity Trust

    Proposal 4       Approval of a subadvisory agreement between                   Shareholders of the Value Equity Trust will
                     the Adviser and T. Rowe Price Associates,                     vote on this proposal
                     Inc. ("T. Rowe Price") with respect to the
                     Value Equity Trust

    Proposal 5       Approval of a subadvisory agreement between                   Shareholders of the Blue Chip Growth Trust
                     the Adviser and T. Rowe Price with respect to                 will vote on this proposal
                     the Blue Chip Growth Trust

    Proposal 6       Approval of a subadvisory agreement between                   Shareholders of the Money Market Trust will
                     the Adviser and Manufacturers Adviser                         vote on this proposal
                     Corporation ("MAC") with respect to the
                     Money Market Trust

    Proposal 7A      Approval of a change to certain fundamental                   Shareholders of the Aggressive Asset
                     investment policies of the Aggressive Asset                   Allocation Trust will vote on this proposal
                     Allocation Trust


    Proposal 7B      Approval of a change to certain fundamental                    Shareholders of the Moderate Asset Allocation
                     investment policies of the Moderate Asset Allocation           Trust will vote on this proposal
                     Trust

    Proposal 7C      Approval of a change to certain fundamental                    Shareholders of the Conservative Asset
                     investment policies of the Conservative Asset                  Allocation Trust will vote on this
                     Allocation Trust                                               proposal

    Proposal 8       Approval of a change to the investment                         Shareholders of the Value Equity Trust will
                     objective of the Value Equity Trust                            vote on this proposal

    Proposal 9       Approval of a change to the investment                        Shareholders of the Blue Chip Growth Trust
                     objective of the Blue Chip Growth Trust                       will vote on this proposal

    Proposal 10      Approval of a proposal to permit the Adviser,                 Shareholders of the Trust will vote together,
                     in the future, to select and contract with                    and shareholders of each Portfolio will vote
                     subadvisers for the Portfolios after obtaining                separately, on this proposal
                     separately, on this proposal the approval of the Board but without obtaining shareholder approval

    Proposal 11      Ratification of selection of Coopers &                        All shareholders of the Trust will vote on this
                     Lybrand L.L.P. as independent accountants for                 proposal
                     the Trust for its fiscal year ending December
                     31, 1996



                  If the enclosed voting instructions form is properly executed and returned, the shares represented thereby will be voted at the Meeting as indicated thereon with respect to the Proposals stated therein. IF A VOTING INSTRUCTIONS FORM IS RETURNED THAT DOES NOT SPECIFY HOW TO VOTE WITH RESPECT TO A PROPOSAL, THE SHARES REPRESENTED THEREBY WILL BE VOTED "FOR" THAT PROPOSAL.

                  You are requested to indicate your voting instructions on the voting instructions form; date and sign the voting instructions form; mail the voting instructions form promptly in the enclosed postage-paid envelope; and allow sufficient time for the voting instructions form to be received on or before December 19, 1996.

                  The voting instructions form confers discretionary authority to vote on other business, not currently contemplated, which may come before the Meeting. Under the Trust's Agreement and Declaration of Trust, thirty percent of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter. In the event that a quorum is not present at the Meeting or that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. THE PERSONS NAMED AS PROXIES WILL VOTE THOSE PROXIES WHICH THEY ARE ENTITLED TO VOTE "FOR" OR "AGAINST" ANY SUCH PROPOSAL IN THEIR DISCRETION. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. An adjourned session may be held within a reasonable time after the adjournment and without further notice.

                  Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to any proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the proposal. For purposes of the election of Trustees, abstentions do not affect the plurality vote required for Trustees.

                  The cost of the preparation and distribution of these proxy materials will be borne by the Adviser or certain of its affiliates (other than the Trust). In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Adviser or of its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Adviser for their out-of-pocket expenses.

                  THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 AND THE TRUST'S SEMI-ANNUAL REPORT FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1996 TO A SHAREHOLDER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT THE TRUST BY CALLING (800) 344-1029 OR BY WRITING TO 116 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02116,
ATTN: KEVIN HILL.



                                   PROPOSAL 1

                              ELECTION OF TRUSTEES


                  Pursuant to the provisions of the Trust's Agreement and Declaration of Trust, the Trustees have increased the size of the Board from five to six Trustees. It is proposed that shareholders of the Trust elect each of the individuals listed below (the "nominees") to the Board. Because the Trust does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified or until he otherwise dies, retires, resigns, is removed or becomes disqualified. All of the nominees, other than Mr. John D. Richardson and Mr. F. David Rolwing, currently serve as Trustees of the Trust. All of the current Trustees are nominees, other than Mr. Moore who is not standing for reelection.

                  Due to an indirect change of control of NASL Financial in January 1996, the Trust and the Board are required to comply with Section 15(f) of the 1940 Act. The change of control occurred as result of the merger of Manulife and the Adviser's then-parent, North American Life Assurance Company ("NAL"). Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser as long as certain conditions are met. Among other things, for a period of three years after the transaction, at least 75% of the members of the board of trustees of an investment company advised by such investment adviser must not be "interested persons", as defined in Section 2(a)(19) of the 1940 Act (an "Interested Person"), of either the predecessor or successor investment adviser. All of the nominees, other than Mr. Richardson, are not Interested Persons of NASL Financial, the Trust's investment adviser and distributor. Mr. Rolwing was selected and nominated by the Trustees who are not such Interested Persons.

                  The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees. If, prior to the Meeting, any nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected.

                  The following table presents certain information regarding the current Trustees and the nominees, including their principal occupations, which, unless specific dates are shown, are of more than five years duration. An asterisk beside an individual's name indicates that he is an Interested Person of NASL Financial.

-------------------------------------------------------------------------------------------------------------------

                                              Year First
Name and Position with                        Became a           Principle Occupations and Directorships during the
Trust                                 Age     Trustee            Last Five Years

-------------------------------------------------------------------------------------------------------------------

DON B. ALLEN,                         68            1988         Mr. Allen is a Senior Lecturer at University of
Trustee and Nominee                                              Rochester - William Simon Graduate School of
                                                                 Business Administration.



CHARLES L. BARDELIS,                  55            1988         Mr. Bardelis is the President and Chief Executive
Trustee and Nominee                                              Officer at Island Commuter Corporation, a marine
                                                                 transport company.  He is also a Director of
                                                                 Neworld Bankcorp Inc.

SAMUEL HOAR,                          67            1989         Mr. Hoar has been a Senior Mediator at Judicial
Trustee and Nominee                                              Arbitration Mediation Services ("JAMS/Endispute")
                                                                 since June 1, 1994.  Prior to that time, he was a
                                                                 Partner at Goodwin, Proctor and Hoar, a law firm.


BRIAN L. MOORE*,                      52            1988         Since January 1, 1996, Mr. Moore has served as the
Chairman of the Board                                            Executive Vice President, Canadian Insurance Trustee
of Trustees                                                      Operations, for Manulife. From October 1993 to
                                                                 December 31, 1995, he was the Chief Executive Officer
                                                                 of The North American Group, an affiliate of NAL, and
                                                                 prior thereto, Mr. Moore was Executive Vice President
                                                                 and Chief Financial Officer of NAL.


ROBERT J. MYERS,                      84            1988         Mr. Myers is a Director of Scudder AARP
Trustee and Nominee                                              Investment Funds and a member of the Prospective
                                                                 Payment Assessment Commission. He is also a self-
                                                                 employed actuarial consultant.


JOHN D. RICHARDSON*,                  58             Not         Mr. Richardson is currently the Senior Vice
Nominee                                           Applicable     President and General Manager of U.S.
                                                                 Operations for Manulife, the ultimate parent of
                                                                 NASL Financial. From 1992 to 1994, he was Senior
                                                                 Vice President and General Manager of Canadian
                                                                 Operations of Manulife and, prior thereto, Senior
                                                                 Vice President, Financial Services for Manulife.
                                                                 Prior to 1992, Mr. Richardson was a Director,
                                                                 Executive Vice Chairman and Chief Financial
                                                                 Officer of Canada Trust Financial Services.


F. DAVID ROLWING,                     62             Not         Mr. Rolwing is the President, Chairman and CEO
Nominee                                          Applicable      of Montgomery Mutual Insurance Company.  He is
                                                                 also a Director of Manulife Series Fund, Inc. an
                                                                 investment company advised by Manufacturers
                                                                 Adviser Corporation, an affiliate of NASL
                                                                 Financial.

                  Messrs. Allen, Bardelis, Hoar, Moore and Myers are also Trustees of North American Funds, an investment company with thirteen series, whose investment adviser is NASL Financial. Messrs. Richardson and Rolwing are also Trustees of Manulife Series Fund, Inc., an investment company with nine series, whose investment adviser is Manufacturers Adviser Corporation ("MAC"). MAC currently serves as subadviser to the Money Market Trust. See Proposal 6 below. The ultimate parent of MAC is Manulife.


                  Compensation

                  Effective September 27, 1996, the Trust pays each Trustee who is not an officer of the Adviser an annual retainer of $21,000 plus $5,500 per meeting attended and $200 for any meeting conducted by telephone, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended December 31, 1995, the Trustees of the Trust as a group received fees in the amount of $140,000.

                  The table below sets forth the compensation received by each of the Trust's current Trustees and by each of the nominees during the Trust's fiscal year ended December 31, 1995.

                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------
Name of Person,            Aggregate                  Pension or               Estimated Annual        Total Compensation
Position                   Compensation From          Retirement               Benefits upon           from Trust
                           Trust for Year Ended       Benefits Accrued         Retirement              Complex for Year
                           December 31, 1995*         as part of Trust                                 Ended December
                                                      Expenses                                         31, 1995 * #
----------------------------------------------------------------------------------------------------------------------------

Don B. Allen,              $35,000                    $0                       $0                      $42,500
Trustee

Charles L. Bardelis,       $35,000                    $0                       $0                      $42,500
Trustee

Samuel Hoar,               $35,000                    $0                       $0                      $42,500
Trustee

Brian L. Moore,                 $0                    $0                       $0                           $0
Trustee

Robert J. Myers,           $35,000                    $0                       $0                      $42,500
Trustee

John D. Richardson,             $0                    $0                       $0                           $0
Nominee

F. David Rolwing,               $0                    $0                       $0                      $12,000
Nominee
----------------------------------------------------------------------------------------------------------------------------

*        Compensation received for services as Trustee.

# Trust Complex includes all Portfolios of the Trust, as well as all portfolios of North American Funds and Manulife Series Fund, Inc.

                  The Board met four times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of Messrs. Allen, Bardelis, Hoar and Myers. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, to approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board has not created a Compensation Committee or a Nominating Committee.


                  Executive Officers of the Trust

                  See "Additional Information--Management of the Adviser and the Trust" below for information regarding the executive officers of the Trust.

                  Adviser and Principal Underwriter of the Trust

                  NASL Financial, located at 116 Huntington Avenue, Boston, Massachusetts 02116, is the investment adviser and principal underwriter of the Trust. The ultimate parent of NASL Financial is Manulife.


REQUIRED VOTE

                  Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present in person or represented by proxy at the Meeting.

                                   PROPOSAL 2A

    APPROVAL OF AN AMENDED SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND FMTC
               INCREASING THE SUBADVISORY FEE WITH RESPECT TO THE
                                  EQUITY TRUST

                                   PROPOSAL 2B

    APPROVAL OF AN AMENDED SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND FMTC INCREASING THE SUBADVISORY FEE WITH RESPECT TO THE AGGRESSIVE ASSET ALLOCATION
                                     TRUST

                                   PROPOSAL 2C

    APPROVAL OF AN AMENDED SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND FMTC INCREASING THE SUBADVISORY FEE WITH RESPECT TO THE MODERATE ASSET ALLOCATION
                                     TRUST

                                   PROPOSAL 2D

    APPROVAL OF AN AMENDED SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND FMTC INCREASING THE SUBADVISORY FEE WITH RESPECT TO THE CONSERVATIVE ASSET
                                ALLOCATION TRUST


                  The Adviser, subject to the general supervision of the Board, oversees the administration of all aspects of the business and affairs of the Trust and selects, contracts with and compensates subadvisers to manage the assets of the Portfolios. FMTC serves as subadviser for the Equity Trust, the Aggressive Asset Allocation Trust, the Moderate Asset Allocation Trust and the Conservative Asset Allocation Trust (the "FMTC Portfolios") pursuant to a subadvisory agreement with the Adviser dated January 1, 1996 (the "Existing FMTC Subadvisory Agreement"). At a meeting held March 21, 1996, the Board, including the Trustees who are not Interested Persons of NASL Financial, any of the subadvisers to the Portfolios or the Trust (the "Disinterested Trustees"), approved an amended subadvisory agreement between the Adviser and FMTC with respect to the FMTC Portfolios (as so amended, the "New FMTC Subadvisory Agreement"). The New FMTC Subadvisory Agreement would, subject to shareholder approval, increase the subadvisory fees paid by the Adviser to FMTC with respect to the FMTC Portfolios, effective on or about January 1, 1997. Shareholders of each FMTC Portfolio are now being asked to approve the New FMTC Subadvisory Agreement as it applies to such Portfolio.

                  In addition, on September 27, 1996, the Board unanimously approved changing certain fundamental investment policies of the Aggressive Asset Allocation, Moderate Asset Allocation, and Conservative Asset Allocation Trusts. See Proposals 7A-7C for a description of the proposed changes in the fundamental investment policies of such Portfolios.


                  Subadvisory Agreement

                  The New FMTC Subadvisory Agreement would increase the fees paid by the Adviser to the subadviser of the FMTC Portfolios. See "Subadvisory Fee" below. If approved by shareholders, the New FMTC Subadvisory Agreement including the proposed increase in subadvisory fees, will go into effect on or about January 1, 1997. BECAUSE THE SUBADVISORY FEE WITH RESPECT TO EACH FMTC PORTFOLIO IS PAID BY THE ADVISER OUT OF ITS ADVISORY FEE, APPROVAL OF THE NEW FMTC SUBADVISORY AGREEMENT WILL NOT INCREASE DIRECTLY OR INDIRECTLY THE ADVISORY FEE OR ANY OTHER EXPENSES BORNE BY ANY FMTC PORTFOLIO.

                  Under the terms of both the Existing FMTC Subadvisory Agreement and the New FMTC Subadvisory Agreement, the subadviser manages the investment and reinvestment of the assets of the FMTC Portfolios, subject to the supervision of the Board. The subadviser formulates a continuous investment program for each FMTC Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the FMTC Portfolios.

                  The foregoing description of the New FMTC Subadvisory Agreement is not intended to be complete and is qualified in its entirety by reference to the text of that agreement, the form of which is attached hereto as Exhibit C. For additional information regarding the New FMTC Subadvisory Agreement, see "Additional Information - Certain Provisions in the Advisory and Subadvisory Agreements" below.


                  Subadvisory Fee

                  As compensation for its services, FMTC receives fees from the Adviser computed separately for each FMTC Portfolio. The fee for each FMTC Portfolio is stated as an annual percentage of the current value of the net assets of the FMTC Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of that Portfolio at the close of business on the previous business day of the Trust.


                  Proposed Subadvisory Fees. The following are the subadvisory fees the Adviser would be obligated to pay FMTC, out of the advisory fee it receives from each FMTC Portfolio, if the New FMTC Subadvisory Agreement is approved by shareholders of each FMTC Portfolio:


                                                   FIRST               BETWEEN              BETWEEN
                                                $50,000,000          $50,000,000         $200,000,000
                                                -----------              AND                  AND              EXCESS OVER
                PORTFOLIO                      OF NET ASSETS        $200,000,000         $500,000,000          $500,000,000
                ---------                      -------------        ------------         ------------          ------------

Equity Trust                                       .375%                .325%                .275%                .200%
Aggressive Asset Allocation Trust                  .400%                .350%                .300%                .225%
Moderate Asset Allocation Trust                    .375%                .325%                .275%                .200%
Conservative Asset Allocation Trust                .350%                .300%                .250%                .175%


                  Current Subadvisory Fees. The following are the subadvisory fees the Adviser, pursuant to the Existing FMTC Subadvisory Agreement, is currently required to pay FMTC out of the advisory fee it receives from each FMTC Portfolio:



                                                   FIRST               BETWEEN              BETWEEN
                                                $50,000,000          $50,000,000         $200,000,000
                                                -----------              AND                  AND              EXCESS OVER
                PORTFOLIO                      OF NET ASSETS        $200,000,000         $500,000,000          $500,000,000
                ---------                      -------------        ------------         ------------          ------------

Equity Trust                                       .325%                .275%                .225%                .150%
Aggressive Asset Allocation Trust                  .325%                .275%                .225%                .150%
Moderate Asset Allocation Trust                    .325%                .275%                .225%                .150%
Conservative Asset Allocation Trust                .325%                .275%                .225%                .150%


                  Subadvisory Fees Paid

                  For the Trust's fiscal year ended December 31, 1995, the Adviser paid subadvisory fees to FMTC as follows:


Equity Trust                                                        $1,628,673
Aggressive Asset Allocation Trust                                   $  560,019
Moderate Asset Allocation Trust                                     $1,433,417
Conservative Asset Allocation Trust                                 $  616,971

                  If the New FMTC Subadvisory Agreement had been in effect for the Trust's fiscal year ended December 31, 1995, the Adviser would have paid subadvisory fees to FMTC as follows:

Equity Trust                                                    $2,004,897*
Aggressive Asset Allocation Trust                               $707,930**
Moderate Asset Allocation Trust                                 $1,744,550***
Conservative Asset Allocation Trust                             $671,634****

         * An increase of 23% over the fees actually paid under the Existing FMTC Subadvisory Agreement for the fiscal year ended December 31, 1995.

         ** An increase of 26% over the fees actually paid under the Existing FMTC Subadvisory Agreement for the fiscal year ended December 31, 1995.

         *** An increase of 22% over the fees actually paid under the Existing FMTC Subadvisory Agreement for the fiscal year ended December 31, 1995.

         **** An increase of 9% over the fees actually paid under the Existing FMTC Subadvisory Agreement for the fiscal year ended December 31, 1995.


                  Management and Control of FMTC

                  FMTC, founded in 1981, is located at 82 Devonshire Street, Boston, Massachusetts 02109 and is a wholly-owned subsidiary of FMR Corp, a Massachusetts corporation located at the same address. FMTC serves as investment manager to institutional clients, managing assets for insurance companies, tax-exempt retirement funds, endowments, foundations and other institutional investors. For information on the principal executive officers and directors of FMTC, see Exhibit A.


                  Brokerage Transactions

                  A description of the brokerage transactions for each FMTC Portfolio is set forth under "Additional Information -- Portfolio Brokerage" below.


                  Other Investment Companies Advised by FMTC or its Affiliates

                  A list of other investment companies advised by FMTC or its Affiliates having investment objectives similar to those of the FMTC Portfolios is set forth in Exhibit B.


                  Advisory Agreement

                  For more information on the advisory agreement between the Trust and NASL Financial, see "Additional Information--Advisory Arrangements" below.

                  Shareholder and Board Approval of the Subadvisory Agreements

                  The Existing FMTC Subadvisory Agreement was approved by the Board on September 28, 1995 and by the shareholders of each of the Equity Trust, Conservative Asset Allocation Trust, Moderate Asset Allocation Trust and Aggressive Asset Allocation Trust on December 5, 1995. This approval occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The New FMTC Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on March 21, 1996.


                  Board Considerations

                  The Board considered numerous factors in connection with the approval of the New FMTC Subadvisory Agreement as it applies to each FMTC Portfolio, including: (i) the nature and quality of the services provided by FMTC, (ii) performance information regarding the FMTC Portfolios relative to funds with similar objectives and policies, (iii) performance information regarding FMTC's management of portfolios with investment objectives and policies similar to those of the FMTC Portfolios, (iv) the cost and expected profitability to FMTC of providing portfolio management services to the FMTC Portfolios and (vi) whether the proposed subadvisory fees and expense ratio of the FMTC Portfolios would be consistent with the fees and expense ratios of other comparable portfolios. In light of these factors, the Board considered the proposed subadvisory fee schedule to be fair and reasonable.

                  In evaluating the New FMTC Subadvisory Agreement, the Board, in particular, focused on the fact that the Equity Trust has had, over the past several years, a strong performance record and the fact that the Aggressive Asset Allocation Trust, the Moderate Asset Allocation Trust and the Conservative Asset Allocation Trust have been restructured, over the past two years to include additional asset classes such as high yield debt (in the Moderate Asset Allocation Trust and Aggressive Asset Allocation Trust only) and international securities, both of which require additional management resources. The Board also focused on the scope and quality of services to be provided by FMTC, as well as comparative fee and expense data. In addition, the Board took into account the fact that the New FMTC Subadvisory Agreement will not change the overall advisory fee or other expenses paid by the FMTC Portfolios.

                  The Board also was provided with an analysis of its fiduciary obligations. At the meeting held on March 21, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding FMTC. A representative of FMTC gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, FMTC's plans for the FMTC Portfolios. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.


REQUIRED VOTE

                  Approval of the New FMTC Subadvisory Agreement with respect to each FMTC Portfolio will require the affirmative vote of a "majority of the outstanding voting securities" of such FMTC Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the FMTC Portfolio or (2) 67% or more of the shares of the FMTC Portfolio present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the FMTC Portfolio are represented at the Meeting in person or by proxy (a "Majority Vote").


 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS
                   OF THE EQUITY TRUST VOTE "FOR" PROPOSAL 2A

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS
        OF THE AGGRESSIVE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 2B

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS
         OF THE MODERATE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 2C

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS
       OF THE CONSERVATIVE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 2D



                                   PROPOSAL 3

 APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND MORGAN STANLEY WITH
                       RESPECT TO THE GLOBAL EQUITY TRUST


                  At a meeting held September 27, 1996, the Board, including the Disinterested Trustees, voted to accept the resignation of Oechsle International Advisors, L.P. ("Oechsle") as subadviser to the Global Equity Trust and to approve a subadvisory agreement with Morgan Stanley (the "Morgan Subadvisory Agreement") with respect to the Global Equity Trust. On October 1, 1996, Morgan Stanley began serving as subadviser to the Global Equity Trust in reliance on Rule 15a-4 under the 1940 Act, which permits Morgan Stanley to serve as subadviser to the Portfolio, without shareholder approval, for a period of up to 120 days following the termination of the subadvisory agreement with Oechsle. Shareholders of the Global Equity Trust are now being asked to approve the Morgan Subadvisory Agreement.


                  Subadvisory Agreement

                  The Morgan Subadvisory Agreement is substantially identical to the prior subadvisory agreement for the Global Equity Trust, other than its effective date. The effective date of the Morgan Subadvisory Agreement is October 1, 1996.

                  Under the terms of both the Morgan Subadvisory Agreement and the prior subadvisory agreement for the Global Equity Trust, the subadviser manages the investment and reinvestment of the assets of the Global Equity Trust, subject to the supervision of the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

                  The foregoing description of the Morgan Subadvisory Agreement is not intended to be complete and is qualified in its entirety by reference to the text of that agreement, the form of which is attached hereto as Exhibit C. For additional information regarding the Morgan Subadvisory Agreement, see "Additional Information - Certain Provisions in the Advisory and Subadvisory Agreements" below.


                  Subadvisory Fee

                  As compensation for its services, Morgan Stanley receives a fee from the Adviser. The fee is stated as an annual percentage of the current value of the net assets of the Global Equity Trust. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Global Equity Trust at the close of business on the previous business day of the Trust.

                  The following are the subadvisory fees the Adviser currently is obligated (and, if the Morgan Subadvisory Agreement is approved by shareholders, will continue to be obligated) to pay Morgan Stanley out of the advisory fee it receives from the Global Equity Trust:

                  .500% of the first $50 million of the Portfolio's average daily net assets, .450% of the Portfolio's average daily net assets between $50 million and $200 million, .375% of the Portfolio's average daily net assets between $200 million and $500 million and .325% of the Portfolio's average net assets in excess of $500 million.

                  The foregoing subadvisory fees are identical to the fees payable under the prior subadvisory agreement for the Global Equity Trust, which has been terminated as noted above.


                  Subadvisory Fees Paid

                  For the fiscal year ended December 31, 1995, the Adviser paid $2,415,918 in subadvisory fees to Oechsle for management of the Global Equity Trust. The Adviser would have paid the same amount to Morgan Stanley if the Morgan Subadvisory Agreement had been effective for such period because the subadvisory fees under the Morgan Subadvisory Agreement are identical to the subadvisory fees under the prior subadvisory agreement for the Global Equity Trust.


                  Management and Control of Morgan Stanley

                  Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020 and is a wholly-owned subsidiary of Morgan Stanley Group Inc., a corporation located at 1585 Broadway, New York, New York 10036. Morgan Stanley conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. For information on the principal executive officers and directors of Morgan Stanley, see Exhibit A hereto.


                  Brokerage Transactions

                  A description of the brokerage transactions for the Global Equity Trust is set forth under "Additional Information--Portfolio Brokerage" below.


                  Other Investment Companies Advised by Subadviser

                  A list of other investment companies advised by Morgan Stanley having similar investment objectives to the Global Equity Trust is set forth in Exhibit B.


                  Advisory Agreement

                  For more information on the advisory agreement between the Trust and NASL Financial, see "Additional Information--Advisory Arrangements" below.

                  Shareholder and Board Approval of the Subadvisory Agreements

                  The prior subadvisory agreement for the Global Equity Trust was approved by the Board on September 28, 1995 and by the shareholders of the Global Equity Trust on December 5, 1995. These approvals occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The Morgan Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on September 27, 1996. Pursuant to Rule 15a-4 under the 1940 Act, Morgan Stanley may act as subadviser to the Global Equity Trust, without shareholder approval, for up to 120 days after the termination date of the prior subadvisory agreement for the Global Equity Trust. If shareholders do not approve the Morgan Subadvisory Agreement within this 120 day period, the Board will take such action as it deems advisable under the circumstances.


                  Board Considerations

                  The Board considered numerous factors in connection with accepting the resignation of Oechsle and approving the Morgan Subadvisory Agreement, including: (i) the nature and quality of the services being provided by Oechsle and the fees payable therefor, (ii) the nature and quality of the services to be provided by Morgan Stanley and the fees payable therefor, (iii) performance information regarding the Global Equity Trust relative to funds with similar investment objectives and policies, (iv) performance information regarding Morgan Stanley's management of portfolios with investment objectives and policies similar to the Global Equity Trust, (v) the cost and expected profitability to Morgan Stanley of providing portfolio management services to the Global Equity Trust and (vi) whether the proposed subadvisory fees and expense ratio of the Portfolio would be consistent with the fees and expense ratio of other comparable portfolios. In light of these factors, the Board considered the proposed subadvisory fee schedule to be fair and reasonable.

                  In evaluating the Morgan Subadvisory Agreement, the Board focused primarily on (i) the fact that the Portfolio had, for the prior two years, underperformed in comparison to its peer group and (ii) the performance of similar funds managed by Morgan Stanley. The Board also focused on the scope and quality of services to be provided by Morgan Stanley, as well as comparative fee and expense data. In addition, the Board took into account the fact that the Morgan Subadvisory Agreement will not change the overall advisory fee or other expenses paid by the Global Equity Trust or the subadvisory fee paid to the subadviser.

                  The Board also was provided with an analysis of its fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding Morgan Stanley. A representative of Morgan Stanley gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Morgan Stanley's plans for the Global Equity Trust. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.


REQUIRED VOTE

                  Approval of the Morgan Subadvisory Agreement will require a Majority Vote of shareholders of the Global Equity Trust.

  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE GLOBAL EQUITY TRUST VOTE "FOR" PROPOSAL 3.

                                   PROPOSAL 4
 APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND T. ROWE PRICE WITH
                        RESPECT TO THE VALUE EQUITY TRUST

                  At a meeting held September 27, 1996, the Board, including the Disinterested Trustees, voted to accept the resignation of Goldman Sachs Asset Management ("Goldman") as subadviser to the Value Equity Trust and to approve a subadvisory agreement between the Adviser and T. Rowe Price with respect to the Value Equity Trust (the "Value Equity Subadvisory Agreement"). On October 1, 1996, T. Rowe Price began serving as subadviser to the Value Equity Trust in reliance on Rule 15a-4 under the 1940 Act, which permits T. Rowe Price to serve as subadviser to the Portfolio, without shareholder approval, for a period of up to 120 days following the termination of the prior subadvisory agreement with Goldman. Shareholders of the Value Equity Trust now are being asked to approve the Value Equity Subadvisory Agreement.

                  In addition, due to the change in subadviser, on September 27, 1996, the Board unanimously approved changing the investment objective and certain non-fundamental policies of the Portfolio so that they would reflect T. Rowe Price's proposed investment strategies. In connection with the foregoing, the Board also approved changing the name of the Value Equity Trust to the Equity-Income Trust, effective on or about January 1, 1997. See Proposal 8 below for a description of the proposed change in the Portfolio's investment objective.


                  Subadvisory Agreement

                  The Value Equity Subadvisory Agreement is substantially identical to the prior subadvisory agreement for the Value Equity Trust, except for the effective date. The effective date of the Value Equity Subadvisory Agreement is October 1, 1996.

                  Under the terms of both the Value Equity Subadvisory Agreement and the prior subadvisory agreement for the Value Equity Trust, the subadviser manages the investment and reinvestment of the assets of the Value Equity Trust, subject to the supervision of the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

                  The foregoing description of the Value Equity Subadvisory Agreement is not intended to be complete and is qualified in its entirety by reference to the text of that agreement, the form of which is attached hereto as Exhibit C. For additional information regarding the Value Equity Subadvisory Agreement, see "Additional Information - Certain Provisions in the Advisory and Subadvisory Agreements" below.


                  Subadvisory Fee

                  As compensation for its services, T. Rowe Price receives a fee from the Adviser. The fee is stated as an annual percentage of the current value of the net assets of the Value Equity Trust. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Value Equity Trust at the close of business on the previous business day of the Trust.

                  The following are the subadvisory fees the Adviser currently is obligated (and, if the Value Equity Subadvisory Agreement is approved by shareholders, will continue to be obligated) to pay T. Rowe Price out of the advisory fee it receives from the Value Equity Trust:

                  .400% of the first $50 million of the Portfolio's average daily net assets, .300% of the Portfolio's average daily net assets between $50 million and $200 million, and .200% of the Portfolio's average daily net assets in excess of $200 million.

                  The foregoing subadvisory fees are identical to the fees under the prior subadvisory agreement for the Value Equity Trust, which has been terminated as noted above.

                  Subadvisory Fees Paid

                  For the fiscal year ending December 31, 1995, the Adviser paid $864,812 in subadvisory fees to Goldman for management of the Value Equity Trust. The Adviser would have paid the same amount to T. Rowe Price if the Value Equity Subadvisory Agreement had been effective for such period because the subadvisory fees under the Value Equity Subadvisory Agreement are identical to the subadvisory fees under the prior subadvisory agreement for the Value Equity Trust.


                  Management and Control of T. Rowe Price

                  T. Rowe Price, founded in 1937 by the late Thomas Rowe Price, Jr., is located at 100 East Pratt Street, Baltimore, MD 21202. For information on the principal executive officers and directors of T. Rowe Price, see Exhibit A hereto.


                  Brokerage Transactions

                  A description of the brokerage transactions for the Value Equity Trust is set forth under "Additional Information--Portfolio Brokerage" below.


                  Other Investment Companies Advised by Subadviser

                  A list of other investment companies advised by T. Rowe Price having similar investment objectives to the Value Equity Trust (assuming that Proposal 8 is approved by shareholders of the Value Equity Trust) is set forth in Exhibit B.


                  Advisory Agreement

                  For more information on the advisory agreement between the Trust and NASL Financial, see "Additional Information--Advisory Arrangements" below.


                  Shareholder and Board Approval of the Subadvisory Agreements

                  The prior subadvisory agreement for the Value Equity Trust was approved by the Board on September 28, 1995 and by the shareholders of the Value Equity Trust on December 5, 1995. These approvals occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The Value Equity Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on September 27, 1996. Pursuant to Rule 15a-4 under the 1940 Act, T. Rowe Price may act as subadviser to the Portfolio, without shareholder approval, for up to 120 days after the termination date of the prior subadvisory agreement for the Portfolio. If shareholders do not approve the Value Equity Subadvisory Agreement within this 120 day period, the Board will take such action as it deems advisable under the circumstances.

                  Board Considerations

                  The Board considered numerous factors in connection with accepting the resignation of Goldman and approving the Value Equity Subadvisory Agreement, including: (i) the nature and quality of the services provided by Goldman and the fees payable therefor, (ii) the nature and quality of the services to be provided by T. Rowe Price and the fees payable therefor, (iii) performance information regarding the Value Equity Trust relative to funds with similar investment objectives and policies, (iv) performance information regarding T. Rowe Price's management of portfolios with investment objectives and policies similar to the Value Equity Trust (assuming the changes described in Proposal 8 below are approved), (v) the cost and expected profitability to T. Rowe Price for performing portfolio management services to the Value Equity Trust and (vi) whether the proposed subadvisory fees and expense ratio of the Portfolio would be consistent with the fees and expense ratio of other comparable portfolios.

                  In evaluating the Value Equity Subadvisory Agreement, the Board focused primarily on the fact that the Portfolio had, for the prior year, underperformed in comparison to its peer group and in comparison to similar funds managed by T. Rowe Price. The Board also focused on the scope and quality of services to be provided by T. Rowe Price, as well as comparative fee and expense data. In addition, the Board took into account the fact that the Value Equity Subadvisory Agreement will not change the advisory fee or other expenses paid by the Value Equity Trust or the subadvisory fee paid to the subadviser.

                  The Board also was provided with an analysis of its fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding T. Rowe Price. A representative of T. Rowe Price gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about,
T. Rowe Price's plans for the Value Equity Trust. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.


REQUIRED VOTE

                  Approval of the Value Equity Subadvisory Agreement will require a Majority Vote of shareholders of the Value Equity Trust.

  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE VALUE EQUITY TRUST VOTE "FOR" PROPOSAL 4.

                                   PROPOSAL 5

 APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE ADVISOR AND T. ROWE PRICE WITH
                      RESPECT TO THE BLUE CHIP GROWTH TRUST

                  At a meeting held September 27, 1996, the Board, including the Disinterested Trustees, voted to accept the resignation of Roger Engemann Management Co., Inc. ("REMC") as subadviser to the Blue Chip Growth Trust (prior to October 1, 1996, known as the Pasadena Growth Trust) and to approve a subadvisory agreement (the "Blue Chip Growth Subadvisory Agreement") between the Adviser and T. Rowe Price, with respect to the Portfolio. On October 1, 1996, T. Rowe Price began serving as subadviser to the Portfolio in reliance on Rule 15a-4 under the 1940 Act, which permits T. Rowe Price to serve as subadviser to the Portfolio, without shareholder approval, for a period of up to 120 days following the termination of the prior subadvisory agreement with REMC. The Blue Chip Growth Subadvisory Agreement decreases the subadvisory fees paid by the Adviser to the subadviser with respect to the Blue Chip Growth Trust and eliminates an expense reimbursement commitment made by the prior subadviser. On October 1, 1996, the advisory fees payable by the Portfolio to the Adviser were reduced in an amount equal to the decrease in subadvisory fees under the Blue Chip Growth Subadvisory Agreement. Shareholders of the Blue Chip Growth Trust now are being asked to approve the Blue Chip Growth Subadvisory Agreement.

                  In addition, due to the change in subadviser, on September 27, 1996, the Board unanimously approved changing the investment objective and certain non-fundamental policies of the Portfolio so that they would reflect T. Rowe Price's investment strategies. See Proposal 9 below for a description of the proposed change in the Portfolio's investment objective.


                  Subadvisory Agreement

                  The Blue Chip Growth Subadvisory Agreement differs from the prior subadvisory agreement with REMC as follows. First, the Blue Chip Growth Subadvisory Agreement decreases the subadvisory fees paid by the Adviser to the subadviser of the Blue Chip Growth Portfolio. See "Subadvisory Fee" below. Second, prior to October 1, 1996, REMC was required pursuant to its subadvisory agreement to reimburse the Portfolio for certain expenses up to a maximum on an annual basis of .15% of the Portfolio's average net assets; in contrast, the Blue Chip Growth Subadvisory Agreement does not require T. Rowe Price to reimburse any Portfolio expenses. Third, a provision contained in the prior subadvisory agreement permitting the Portfolio to use the name "Pasadena" is not included in the Blue Chip Growth Subadvisory Agreement. Other than such differences and the agreement's October 1, 1996 effective date, the Blue Chip Growth Subadvisory Agreement is substantially identical to the prior subadvisory agreement with REMC.

                  As noted above, prior to October 1, 1996, REMC was required to reimburse the Portfolio for certain expenses up to a maximum on an annual basis of .15% of the average net assets of the Portfolio. Such reimbursed expenses included all of the Portfolio's expenses other than taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, advisory fees, and expenses for services provided by the Adviser under its advisory agreement with the Trust. Pursuant to such commitment, REMC reimbursed the Portfolio, for the Trust's fiscal year ended December 31, 1995, for expenses equal to .06% of the Portfolio's average net assets. In contrast, the Blue Chip Growth Subadvisory Agreement does not require T. Rowe Price to reimburse the Blue Chip Growth Trust for any of the Portfolio's expenses. However, effective October 1, 1996, the advisory fee and the subadvisory fees were reduced by .05%, of the Portfolio's average net assets.

                  Under the terms of both the Blue Chip Growth Subadvisory Agreement and the prior subadvisory agreement with REMC, the subadviser manages the investment and reinvestment of the assets of the Blue Chip Growth Trust, subject to the supervision of the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

                  The foregoing description of the Blue Chip Growth Subadvisory Agreement is not intended to be complete and is qualified in its entirety by reference to the text of that agreement, the form of which is attached hereto as Exhibit C. For additional information regarding the Blue Chip Growth Subadvisory Agreement, see "Additional Information - Certain Provisions in the Advisory and Subadvisory Agreements" below.


                  Subadvisory Fee

                  As compensation for its services, T. Rowe Price receives a fee from the Adviser. The fee is stated as an annual percentage of the current value of the net assets of the Blue Chip Growth Trust. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Blue Chip Growth Trust at the close of business on the previous business day of the Trust.

                  Current Subadvisory Fees. Effective October 1, 1996, the following are the subadvisory fees the Adviser currently is obligated (and, if the Blue Chip Growth Subadvisory Agreement is approved by shareholders, will continue to be obligated) to pay T. Rowe Price out of the advisory fee it receives from the Portfolio:

                  .500% of the first $50 million of the Portfolio's average daily net assets, .450% of the Portfolio's average daily net assets between $50 million and $200 million, .400% of the Portfolio's average daily net assets between $200 million and $500 million, and .325% of the Portfolio's average daily net assets in excess of $500 million.

                  Old Subadvisory Fees. Prior to October 1, 1996, the following are the subadvisory fees the Adviser was required to pay the former subadviser out of the advisory fee it received from the Portfolio:

                  .550% of the first $50 million of the Portfolio's average daily net assets, .500% of the Portfolio's average daily net assets between $50 million and $200 million, .450% of the Portfolio's average daily net assets between $200 million and $500 million and .375% of the Portfolio's average daily net assets in excess of $500 million.


                  Subadvisory Fees Paid and Expense Reimbursements

                  For the fiscal year ended December 31, 1995, the Adviser paid $1,097,159 in subadvisory fees to REMC for management of the Portfolio. If the Blue Chip Growth Subadvisory Agreement had been in effect for the fiscal year ended December 31, 1995, the Adviser would have paid $992,870 in subadvisory fees to T. Rowe Price. This represents a decrease of 11% from the fees actually paid under the Portfolio's prior subadvisory agreement with REMC for such period. However, for the fiscal year ended December 31, 1995, REMC reimbursed the Portfolio for expenses in an amount equal to .06% of the Portfolio's average net assets, or $119,013, while the Blue Chip Growth Subadvisory Agreement does not require T. Rowe Price to reimburse the Blue Chip Growth Trust for any of the Portfolio's expenses. As a result, if the Blue Chip Growth Subadvisory Agreement had been in effect for the fiscal year ended December 31, 1995, T. Rowe Price would have retained $14,724 more than REMC actually retained for such period after expense reimbursements, which represents an increase of 1% from the amount actually retained by REMC for such period.


                  Current and Pro Forma Fees and Expenses

                  The following expense table and example compares the fees and expenses that a shareholder would incur either directly or indirectly as a holder of shares of the Blue Chip Growth Trust currently and if the proposed Blue Chip Growth Subadvisory Agreement is approved by shareholders. Except as otherwise noted, the percentages shown below expressing existing annual fund operating expenses are based on the actual expenses of the Blue Chip Growth Trust for the fiscal year ended December 31, 1995 and the pro forma expenses of the Blue Chip Growth Trust for such period assuming that the Blue Chip Growth Subadvisory Agreement had been in effect at the commencement of the Portfolio's fiscal year ended December 31, 1995.

                                                       CURRENT                            PROPOSED
                                                  -------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   Management fees*..............................      .925%                              .925%

   Other expenses................................      .050%**                            .060%

   Total fund operating expenses.................      .975%**                            .985%


   * During the fiscal year ended December 31, 1995, management fees were .975%; the amount listed reflects the .05% reduction in the management fees payable by the Portfolio, which reduction went into effect on October 1, 1996.

   ** The amount listed reflects the elimination of the expense reimbursement commitment of the prior subadviser, as discussed under "Subadvisory Agreement" above, and the fact that, effective October 1, 1996, the Adviser voluntarily agreed to reimburse "other expenses" of the Portfolio in excess of .05% of the Portfolio's average net assets on an annualized basis. The Adviser's expense reimbursement commitment may be terminated at any time after shareholder approval of the Blue Chip Growth Subadvisory Agreement and, therefore, is not reflected in the amount listed in the "Proposed" column.


EXAMPLE

                  You would pay the following expenses on a $1,000 investment assuming a 5% annual return:

                                                       CURRENT                           PROPOSED
                                                  -------------------------------------------------------
1 Year...........................................        $10                                $10

3 Years..........................................        $31                                $31

5 Years..........................................        $54                                $54

10 Years.........................................        $120                               $121



                  The purpose of the foregoing table and example is to assist investors in understanding the various costs and expenses a shareholder of the Blue Chip Growth Trust would bear, either directly or indirectly, under the current advisory and subadvisory arrangements and if the Blue Chip Growth Subadvisory Agreement is approved by shareholders. The payment of such costs and expenses will reduce the investment return on an annual basis. Except where noted, the information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%. The variable contracts issued by NASL, FNAL and Manufacturers Life of America provide for charges not reflected in the foregoing table and example.

                  Management and Control of T. Rowe Price

                  T. Rowe Price, founded in 1937 by the late Thomas Rowe Price, Jr., is located at 100 East Pratt Street, Baltimore, MD 21202. For information on the principal executive officers and directors of T. Rowe Price, see Exhibit A hereto.


                  Brokerage Transactions

                  A description of the brokerage transactions for the Blue Chip Growth Trust is set forth under "Additional Information--Portfolio Brokerage" below.


                  Other Investment Companies Advised by Subadvisers

                  A list of other investment companies advised by T. Rowe Price having similar investment objectives to the Blue Chip Growth Trust (assuming that shareholders of the Blue Chip Growth Trust approve Proposal 9) is set forth in Exhibit B.


                  Advisory Agreement

                  For more information on the advisory agreement between the Trust and NASL Financial, see "Additional Information--Advisory Arrangements" below.


                  Shareholder and Board Approval of the Subadvisory Agreements

                  The prior subadvisory agreement for the Blue Chip Growth Trust was approved by the Board on September 28, 1995 and by the shareholders of the Portfolio on December 5, 1995. This approval occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The Blue Chip Growth Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on September 27, 1996. Pursuant to Rule 15a-4 under the 1940 Act, T. Rowe Price can act as subadviser of the Portfolio, without shareholder approval, for up to 120 days after the termination date of the prior subadvisory agreement if its fees during that interim period do not exceed the prior subadvisory fees for the Portfolio. If shareholders do not approve the Blue Chip Growth Subadvisory Agreement within this 120 day period, the Board will take such action as it deems advisable under the circumstances.


                  Board Considerations

                  The Board considered numerous factors in connection with accepting the resignation of REMC and approving the Blue Chip Growth Subadvisory Agreement, including: (i) the nature and quality of the services provided by REMC and the fees payable therefor, (ii) the nature and quality of the services to be provided by T. Rowe Price and the fees payable therefor, (iii) performance information regarding the Blue Chip Growth Trust relative to funds with similar investment objectives and policies, (iv) performance information regarding T. Rowe Price's management of portfolios with investment objectives and policies similar to the Blue Chip Growth Trust (assuming the changes described in Proposal 9 below are approved), (v) the cost and expected profitability to T. Rowe Price for performing portfolio management services to the Blue Chip Growth Trust and (vi) whether the proposed subadvisory fees and expense ratio of the Portfolio would be consistent with the fees and expense ratios of other comparable portfolios. In light of these factors, the Board considered the proposed subadvisory fee schedule to be fair and reasonable.

                  In evaluating the Blue Chip Growth Subadvisory Agreement, the Board focused primarily on (i) the fact that the Portfolio had, for the past three years, underperformed in comparison to its peer group and (ii) the performance of similar funds managed by T. Rowe Price. The Board also focused on the scope and quality of services to be provided by T. Rowe Price, as well as comparative fee and expense data.

                  The Board also was provided with an analysis of its fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding T. Rowe Price. A representative of T. Rowe Price gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about,
T. Rowe Price's plans for the Blue Chip Growth Trust. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.


REQUIRED VOTE

                  Approval of the Blue Chip Growth Subadvisory Agreement will require a Majority Vote of the shareholders of the Blue Chip Growth Trust.


  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
       SHAREHOLDERS OF THE BLUE CHIP GROWTH TRUST VOTE "FOR" PROPOSAL 5.

                                   PROPOSAL 6

    APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND MANUFACTURERS
           ADVISER CORPORATION WITH RESPECT TO THE MONEY MARKET TRUST

                  At a meeting held September 27, 1996, the Board, including the Disinterested Trustees, voted to accept the resignation of Wellington Management Company ("Wellington") as subadviser to the Money Market Trust and to approve a subadvisory agreement with MAC with respect to the Money Market Trust (the "MAC Subadvisory Agreement"). On October 1, 1996, MAC began serving as subadviser to the Money Market Trust in reliance on Rule 15a-4 under the 1940 Act, which permits MAC to serve as subadviser to the Portfolio, without shareholder approval, for a period of up to 120 days following the termination of the prior subadvisory agreement with Wellington. Shareholders of the Money Market Trust are now being asked to approve the MAC Subadvisory Agreement.


                  Subadvisory Agreement

                  The MAC Subadvisory Agreement is substantially identical to the prior subadvisory agreement for the Money Market Trust, other than its effective date. The effective date of the MAC Subadvisory Agreement is October 1, 1996.

                  Under the terms of both the MAC Subadvisory Agreement and the prior subadvisory agreement for the Money Market Trust, the subadviser manages the investment and reinvestment of the assets of the Money Market Trust, subject to the supervision of the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

                  The foregoing description of the MAC Subadvisory Agreement is not intended to be complete and is qualified in its entirety by reference to the text of that agreement, the form of which is attached hereto as Exhibit C. For additional information regarding the MAC Subadvisory Agreement, see "Additional Information - Certain Provisions in the Advisory and Subadvisory Agreements" below.


                  Subadvisory Fee

                  As compensation for its services, MAC receives a fee from the Adviser. The fee is stated as an annual percentage of the current value of the net assets of the Money Market Trust. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Money Market Trust at the close of business on the previous business day of the Trust.

                  The following are the subadvisory fees the Adviser currently is obligated (and, if the MAC Subadvisory Agreement is approved by shareholders, will continue to be obligated) to pay MAC out of the advisory fee it receives from the Money Market Trust:

                  .075% of the first $500 million of the Portfolio's average daily net assets and .020% of the Portfolio's average daily net assets in excess of $500 million.

                  The foregoing subadvisory fees are identical to the fees payable under the prior subadvisory agreement for the Money Market Trust, which has been terminated as noted above.

                  Subadvisory Fees Paid

                  For the fiscal year ended December 31, 1995, the Adviser paid $197,786 in subadvisory fees to Wellington for management of the Money Market Trust. The Adviser would have paid the same amount to MAC if the MAC Subadvisory Agreement had been effective for such period because the subadvisory fees under the MAC Subadvisory Agreement are identical to the subadvisory fees under the prior subadvisory agreement for the Money Market Trust.


                  Management and Control of MAC

                  MAC, founded in 1970, is an indirect wholly-owned subsidiary of Manulife, the ultimate parent of the Adviser. As a result, MAC is an "affiliated person" (as defined in the 1940 Act) of the Adviser. MAC and Manulife are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. For information on the principal executive officers and directors of MAC, see Exhibit A hereto.

                  Brokerage Transactions

                  A description of the brokerage transactions for the Money Market Trust is set forth under "Additional Information--Portfolio Brokerage" below.


                  Other Investment Companies Advised by Subadviser

                  A list of other investment companies advised by MAC having similar investment objectives to the Money Market Trust is set forth in Exhibit B.


                  Advisory Agreement

                  For more information on the advisory agreement between the Trust and NASL Financial, see "Additional Information--Advisory Arrangements" below.


                  Shareholder and Board Approval of the Subadvisory Agreements

                  The prior subadvisory agreement for the Money Market Trust was approved by the Board on September 28, 1995 and by the shareholders of the Money Market Trust on December 5, 1995. These approvals occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The MAC Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on September 27, 1996. Pursuant to Rule 15a-4 under the 1940 Act, MAC may act as subadviser to the Portfolio, without shareholder approval, for up to 120 days after the termination date of the prior subadvisory agreement for the Portfolio. If Shareholders do not approve the MAC Subadvisory Agreement within this 120 day period, the Board will take such action as it deems advisable under the circumstances.


                  Board Considerations

                  The Board considered numerous factors in connection with accepting the resignation of Wellington and the approval of the MAC Subadvisory Agreement, including: (i) the nature and quality of the services being provided by Wellington and the fees payable therefor, (ii) the nature and quality of the services to be provided by MAC and the fees payable therefor, (iii) performance information regarding the Money Market Trust, (iv) performance information regarding MAC's management of a portfolio with investment objectives and policies similar to the Money Market Trust, (v) the cost and expected profitability to MAC of providing portfolio management services to the Portfolio and (vi) whether the proposed advisory fees and expense ratio of the Portfolio would be consistent with fees and expense ratios of other comparable portfolios. In light of these factors, the Board considered the proposed subadvisory fee schedule to be fair and reasonable.

                  In evaluating the MAC Subadvisory Agreement, the Board, in particular, focused on the scope and quality of services to be provided by MAC, as well as comparative fee and expense data. In addition, the Board took into account the fact that the MAC Subadvisory Agreement will not change the advisory fee or other expenses paid by the Money Market Trust or the subadvisory fee paid to the subadviser.

                  The Board was also provided with an analysis of the Board's fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding MAC. A representative of MAC gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, MAC's plans for the Money Market Trust. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.

REQUIRED VOTE

                  Approval of the MAC Subadvisory Agreement will require a Majority Vote of shareholders of the Money Market Trust.

  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE MONEY MARKET TRUST VOTE "FOR" PROPOSAL 6.

                                   PROPOSAL 7A

     APPROVAL OF A CHANGE TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
                       AGGRESSIVE ASSET ALLOCATION TRUST

                                   PROPOSAL 7B

     APPROVAL OF A CHANGE TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
                        MODERATE ASSET ALLOCATION TRUST

                                   PROPOSAL 7C

     APPROVAL OF A CHANGE TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
                       CONSERVATIVE ASSET ALLOCATION TRUST


                  At a meeting on September 27, 1996, the Board, including the Disinterested Trustees, considered and unanimously approved (on the recommendation of the Adviser) certain changes to the fundamental investment policies of the Aggressive Asset Allocation Trust, the Moderate Asset Allocation Trust and the Conservative Asset Allocation Trust (collectively, the "Asset Allocation Portfolios"). Under the 1940 Act, changes to an Asset Allocation Portfolio's fundamental investment policies require the approval of shareholders of that Portfolio. Shareholders of each of the Asset Allocation Portfolios are now being asked to approve the changes that apply to that Portfolio, which changes are described below.

                  If approved by shareholders of the Asset Allocation Portfolios, such changes will become effective on or about January 1, 1997.


                  Aggressive Asset Allocation Trust

                  The investment objective of the Aggressive Asset Allocation Trust is to seek the highest total return consistent with an aggressive level of risk tolerance. As a fundamental investment policy, the Aggressive Asset Allocation Trust currently attempts to limit the decline in its portfolio value in very adverse market conditions to 15% over any 12 month period.

                  If Proposal 7A is approved by shareholders of the Aggressive Asset Allocation Trust, the Portfolio's investment objective will not change. However, instead of the foregoing current limitation, the Portfolio will attempt to limit the decline in its portfolio value in very adverse market conditions to 15% over any 36 month (rather than 12 month) period. Moreover, the foregoing policy will become a non-fundamental policy of the Portfolio and, as a result, the Board thereafter will be able to change the policy without shareholder approval. The change from 12 to 36 months is being proposed to enable the Portfolio's subadviser to take a longer-term approach to portfolio management. As a result of this change, shareholders investing in the Portfolio may be subject to a greater short-term risk of decline in portfolio value during adverse market conditions, and shareholders redeeming shares less than 36 months after purchase may realize losses in excess of 15%. There can be no assurance that the Portfolio will attain its investment objective or successfully limit declines in portfolio value under either its current or proposed limitation.


                  Moderate Asset Allocation Trust

                  The investment objective of the Moderate Asset Allocation Trust is to seek the highest total return consistent with a moderate level of risk tolerance. As a fundamental investment policy, the Moderate Asset Allocation Trust currently attempts to limit the decline in its portfolio value in very adverse market conditions to 10% over any 12 month period.

                  If Proposal 7B is approved by shareholders of the Moderate Asset Allocation Trust, the Portfolio's investment objective will not change. However, instead of the foregoing current limitation, the Portfolio will attempt to limit the decline in its portfolio value in very adverse market conditions to 10% over any 36 month (rather than 12 month) period. Moreover, the foregoing policy will become a non-fundamental policy of the Portfolio and, as a result, the Board thereafter will be able to change the policy without shareholder approval. The change from 12 to 36 months is being proposed to enable the Portfolio's subadviser to take a longer-term approach to portfolio management. As a result of this change, shareholders investing in the Portfolio may be subject to a greater short-term risk of decline in portfolio value during adverse market conditions, and shareholders redeeming shares less than 36 months after purchase may realize losses in excess of 10%. There can be no assurance that the Portfolio will attain its investment objective or successfully limit declines in portfolio value under either its current or proposed limitation.


                  Conservative Asset Allocation Trust

                  The investment objective of the Conservative Asset Allocation Trust is to seek the highest total return consistent with a conservative level of risk tolerance. As a fundamental investment policy, the Conservative Asset Allocation currently attempts to limit the decline in its portfolio value in very adverse market conditions to 5% over any 12 month period.

                  If Proposal 7B is approved by shareholders of the Conservative Asset Allocation Trust, the Portfolio's investment objective will not change. However, instead of the foregoing current limitation, the Portfolio will attempt to limit the decline in its portfolio value in very adverse market conditions to 5% over any 36 month (rather than 12 month) period. Moreover, the foregoing policy will become a non-fundamental policy of the Portfolio and, as a result, the Board thereafter will be able to change the policy without shareholder approval. The change from 12 to 36 months is being proposed to enable the Portfolio's subadviser to take a longer-term approach to portfolio management. As a result of this change, shareholders investing in the Portfolio may be subject to a greater short-term risk of decline in portfolio value during adverse market conditions, and shareholders redeeming shares less than 36 months after purchase may realize losses in excess of 5%. There can be no assurance that the Portfolio will attain its investment objective or successfully limit declines in portfolio value under either its current or proposed limitation.


REQUIRED VOTE

                  Approval of Proposals 7A, 7B and 7C, respectively, will require a Majority Vote of the shareholders of the Aggressive Asset Allocation Trust, the Moderate Asset Allocation Trust and the Conservative Asset Allocation Trust, respectively.


 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE AGGRESSIVE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 7A.

  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MODERATE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 7B.

  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE CONSERVATIVE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 7C.

                                   PROPOSAL 8

   APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF THE VALUE EQUITY TRUST

                  As described in Proposal 4, effective October 1, 1996, T. Rowe Price replaced Goldman as subadviser to the Value Equity Trust pursuant to Rule 15a-4 under the 1940 Act. Due to the change in subadviser, the Board, including each of the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the proposed investment strategy of T. Rowe Price.

                  The current investment objective of the Value Equity Trust is to seek long-term growth of capital. If shareholders approve this Proposal, the Portfolio's investment objective instead will be to seek to provide substantial dividend income as well as long-term capital appreciation. There can be no assurance that the Portfolio will attain its investment objective. In connection with this change, the Board has approved changing the name of the Portfolio to the Equity-Income Trust, effective on or about January 1, 1997. The investment objective of the Portfolio is a fundamental policy which means that, under the 1940 Act, it may not be changed without the approval of shareholders of that Portfolio.

                  The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the change to the Portfolio's fundamental investment objective proposed above. Upon implementation of such changes, T. Rowe Price will seek to attain the Portfolio's investment objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation. Under normal circumstances, the Portfolio will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. The Portfolio will generally consider companies with the following characteristics: (i) established operating histories; (ii) above-average current dividend yield relative to the average yield of the S&P 500; (iii) low price/earnings ratios relative to the S&P 500; (iv) sound balance sheets and other financial characteristics; and (v) low stock price relative to a company's underlying value as measured by assets, earnings, cash flow, or business franchises.

                  The Portfolio will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. Finding undervalued stocks requires considerable research to identify the particular stock, to analyze the company's underlying financial condition and prospects, and to assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

                  The Portfolio also will be able to purchase other types of securities, for example, foreign securities, preferred stocks, convertible stocks and bonds, and warrants, when considered consistent with the Portfolio's investment objective and program. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Portfolio will be able to invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

                  The Portfolio also will be able to invest in debt securities of any type including municipal securities without regard to quality or rating. The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities.

                  The Portfolio also will be able to engage in a variety of investment management practices, such as buying and selling futures and options. Risks associated with these investment management practices are described in the Trust's current Prospectus. The Portfolio also will be able to invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The risks of investing in such hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Reference is made to the Trust's current Prospectus for a description of such risks. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may also carry greater liquidity risks because the instruments are often "customized" to meet the portfolio needs of a particular investor and, therefore, the number of investors that are willing to buy such instruments in the secondary market may be smaller than for more traditional debt securities. The various risks described above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

                  The Portfolio will be subject to special risks as a result of its ability to invest up to 25% of its total assets in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts). Risks associated with such investments are described in the Trust's current Prospectus. The Portfolio will also be authorized to use all of the various investment strategies referred to under "Hedging and Strategic Transactions" in the Trust's current Prospectus. The Trust's current Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.


REQUIRED VOTE

                  Approval of the proposal to change the Portfolio's investment objective will require a Majority Vote of the shareholders of the Portfolio.

                  If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on or about January 1, 1997.


  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE VALUE EQUITY TRUST VOTE "FOR" PROPOSAL 8.

                                   PROPOSAL 9

               APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF
                           THE BLUE CHIP GROWTH TRUST

                  As described in Proposal 5, effective October 1, 1996, T. Rowe Price replaced REMC as subadviser to the Blue Chip Growth Trust (which was known as the Pasadena Growth Trust prior to that date) pursuant to Rule 15a-4 under the 1940 Act. Due to the change in subadviser, the Board, including the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the investment strategies of T. Rowe Price. In connection with the foregoing, the Board changed the name of the Portfolio to the Blue Chip Growth Trust, effective October 1, 1996.

                  The current investment objective of the Blue Chip Growth Trust is to seek to achieve long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies. If shareholders approve this Proposal, the Portfolio's investment objective instead will be to seek to achieve long-term growth of capital, with current income as a secondary objective. There can be no assurance that the Portfolio will attain its investment objective. The investment objective of the Portfolio is a fundamental policy, which means that, under the 1940 Act, it may not be changed without the approval of shareholders of the Portfolio.

                  The changes to the Portfolio's non-fundamental investment policies did not require shareholder approval, and became effective on October 1, 1996. Among other things, such changes modified the Portfolio's investment policies to require it to invest at least 65% of its total assets in the common stocks of large and medium-sized blue chip companies. Blue chip companies are companies that are well established in their industries and have the potential for above-average growth in earnings. The changes that have been made to the Portfolio's non-fundamental investment policies, and risks associated therewith, are fully set forth in the Trust's current Prospectus, as supplemented by a prospectus supplement dated October 1, 1996.


REQUIRED VOTE

                  Approval of the proposed change to the Portfolio's investment objective will require a Majority Vote of the shareholders of the Portfolio.

                  If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on or about January 1, 1997.


  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
       SHAREHOLDERS OF THE BLUE CHIP GROWTH TRUST VOTE "FOR" PROPOSAL 9.

                                   PROPOSAL 10

   APPROVAL OF A PROPOSAL TO PERMIT THE ADVISER, IN THE FUTURE, TO SELECT AND CONTRACT WITH SUBADVISERS FOR THE PORTFOLIOS AFTER OBTAINING BOARD APPROVAL BUT
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL

                  On August 29, 1996, the Trust and the Adviser filed an exemptive application with the Securities and Exchange Commission ("SEC") requesting relief from the requirement of Section 15 of the 1940 Act that any subadviser to a Portfolio that is party to a contract with the Adviser may serve only pursuant to a written contract approved by the shareholders of such Portfolio. If the requested relief is granted, a subadviser to a Portfolio may serve as subadviser to such Portfolio pursuant to a written contract with the Adviser that has not been approved by shareholders of such Portfolio. The requested relief also would apply where a subadviser to a Portfolio is serving pursuant to a contract that is terminated as a result of an assignment of the contract due to a change of control of the subadviser. In such case, the subadviser could continue to act as subadviser to such Portfolio under a new agreement that had not been approved by shareholders of the Portfolio. The Board, including the Disinterested Trustees, will continue to approve new contracts between the Adviser and a subadviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreement between the Adviser and the Trust, and changes to that agreement will continue to require approval of shareholders.

                  If the requested relief is granted, the Trust also would be permitted in a situation where there is more than one subadviser to a Portfolio to disclose in its Prospectus, financial statements and certain other documents only (i) fees paid to the Adviser by that Portfolio, (ii) aggregate fees paid by the Adviser to subadvisers to that Portfolio, (iii) net advisory fees retained by the Adviser with respect to that Portfolio after payment of subadvisory fees and (iv) fees paid by the Adviser to any "affiliated person" (as defined below) serving as subadviser to that Portfolio. Therefore, in such a situation, the Trust would not have to disclose separately the fees paid by the Adviser to a particular subadviser.

                  The application currently is pending at the SEC. While there can be no assurance that the SEC will grant the requested relief, if the SEC grants the requested relief, one of the conditions to such relief is expected to be that this change also be approved by shareholders of the Trust and of each Portfolio prior to being effective for such Portfolio. Therefore, shareholders of each Portfolio are being asked to vote on this proposal. If the requested relief is granted and shareholder approval is obtained, the Trust and the Adviser will be required to agree to conditions imposed by the SEC in connection with the relief. Such conditions are expected to include, but may not be limited to, the following requirements:

         (i) Before a Portfolio may rely on the requested relief, this proposal will be approved by a Majority Vote of the shareholders of the Trust and of such Portfolio or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition (ii) below, by the sole initial shareholders(s) before shares of such Portfolio are offered to the public;

         (ii) Any Portfolio relying on the requested relief will disclose in the Trust's Prospectus the existence, substance and effect of the SEC order granting such relief;

         (iii) The Adviser will provide management and administrative services to the Portfolios and, subject to review and approval of the Board, will (a) set the Portfolios' overall investment strategies, (b) select subadvisers, (c) when appropriate, allocate and reallocate a Portfolio's assets among multiple subadvisers, (d) monitor and evaluate the investment performance of the subadvisers and (e) ensure that the subadvisers comply with the Portfolios' investment objectives, policies and restrictions;

         (iv) The Adviser will not enter into subadvisory contracts with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of the Trust or the Adviser (other than by reason of serving as a subadviser to one or more of the Portfolios or any other portfolio managed by the Adviser or any of its affiliates) without such agreement being approved by the shareholders of the applicable Portfolio(s); and

         (v) Within 60 days of the hiring of any new subadviser or the implementation of any material change in a subadvisory contract, the Trust will furnish to the shareholders of the affected Portfolio(s) all information about the new subadviser and/or material change that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Portfolios with more than one subadviser. Such information will include any change in such disclosure caused by the addition of a new subadviser and any material change in the subadvisory contract.

                  If the requested relief is granted by the SEC and shareholders of the Portfolios approve this proposal, the Adviser will have the ability, subject to the approval of the Board, to hire and terminate subadvisers to the Portfolios and to change materially the terms of the subadvisory contracts, including the compensation paid to the subadvisers, without the approval of the shareholders of the Portfolios. SUCH CHANGES IN SUBADVISORY ARRANGEMENTS WOULD NOT INCREASE THE FEES PAID BY A PORTFOLIO FOR INVESTMENT ADVISORY SERVICES SINCE SUBADVISORY FEES ARE PAID BY THE ADVISER OUT OF ITS ADVISORY FEE AND ARE NOT ADDITIONAL CHARGES TO A PORTFOLIO.

                  While the Adviser expects its relationship with the subadvisers to the Portfolios to be long-term and stable over time, approval of this proposal will permit the Adviser to act quickly in situations where the Adviser and the Board believe that a change in subadvisers or to a subadvisory agreement, including any fee paid to a subadviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve certain subadvisory changes.

                  The Board, including the Disinterested Trustees, has unanimously approved the proposal.


REQUIRED VOTE

                  Approval of this proposal will require (i) a Majority Vote of the Trust and (ii) with respect to each Portfolio, a Majority Vote of that Portfolio.

                  This proposal will become effective with respect to a Portfolio upon the later to occur of: (i) approval of the proposal by a Majority Vote of the Trust and a Majority Vote of the shareholders of such Portfolio,
(ii) receipt by the Adviser and the Trust of the exemptive relief described above and (iii) disclosure in the Trust's Prospectus of the existence, substance and effect of the exemptive relief.

  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
             SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" PROPOSAL 10.

                                   PROPOSAL 11

 RATIFICATION OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT ACCOUNTANTS FOR THE
               TRUST FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1996

                  The Board, including each of the Disinterested Trustees, has selected Coopers & Lybrand L.L.P. to serve as the independent accountants for the Trust for the Trust's fiscal year ending December 31, 1996, subject to the right of the Trust to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of the Trust at any meeting called for such purpose. Proxies not limited to the contrary will be voted in favor of ratifying the selection of Coopers & Lybrand L.L.P., under
Section 32(a) of the 1940 Act, as the independent accountants for the Trust.

                  Coopers & Lybrand L.L.P. served as the independent accountants for the Trust during its most recent fiscal year ended December 31, 1995. Apart from its fees received for its services as the Trust's independent accountants, Coopers & Lybrand L.L.P. has no direct or material indirect interest in the Trust. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting (or available at the Meeting via telephone), and will have an opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.


REQUIRED VOTE

                  Ratification of the selection of Coopers & Lybrand L.L.P. as the independent accountants for the Trust requires the affirmative vote of a majority of the outstanding shares of the Trust present in person or represented by proxy at the Meeting, assuming that a quorum is present.


           THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS
                    THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 11.

                                ****************

                             ADDITIONAL INFORMATION


ADVISORY ARRANGEMENTS

                  Pursuant to the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense (i) office space and all necessary office facilities and equipment, (ii) necessary executive and other personnel for managing the affairs of the Trust and for performing certain clerical, accounting and other office functions, and
(iii) all other information and services, other than services of counsel, independent accountants or investment subadvisory services provided by any subadviser under a subadvisory agreement, required in connection with the preparation of all tax returns and documents required to comply with the federal securities laws. The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares and the compensation of the Trust's officers and Trustees who are officers, directors or employees of the Adviser or its affiliates. In addition, advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a Portfolio exceeds an annual rate of .75%, in the case of the Global Equity Trust, or .50%, in the case of the other Portfolios described in proposals 2 through 6 of this proxy statement, of the average net asset value of such Portfolios. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by the Adviser on 30 days' notice to the Trust. No expense reimbursements were applicable for the fiscal year ended December 31, 1995.

                  In addition to providing the services and expense limitation described above, the Adviser selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of the Portfolios. The Adviser monitors the compliance of the subadvisers with the investment objectives and related policies of each Portfolio and reviews the performance of such subadvisers and reports periodically on such performance to the Board. The Adviser serves as investment adviser to one other investment company, North American Funds, and its portfolios.

CERTAIN PROVISIONS IN THE ADVISORY AND SUBADVISORY AGREEMENTS

                  The Advisory Agreement and the subadvisory agreements discussed in proposals 2 through 6 of this proxy statement (the "Subadvisory Agreements", and together with the Advisory Agreement, the "Agreements") continue in effect as to a Portfolio for a period no more than two years from the date of execution only so long as such continuance is specifically approved at least annually either by the Board or by a Majority Vote of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of the majority of the Board members who are not Interested Persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. Shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Portfolio if there is a Majority Vote of that Portfolio to approve such continuance, notwithstanding that such continuance may not have been approved by a Majority Vote of (i) any other Portfolio affected by the Agreement or (ii) all of the Portfolios.

                  If shareholders of any Portfolio fail to approve any continuance of one or more of the Agreements, the Adviser or subadviser, as applicable, will continue to act as investment adviser or subadviser with respect to such Portfolio pending the required approval of the continuance of such Agreement, of a new contract with the Adviser or subadviser, as applicable, or different adviser or subadviser, or other definitive action.

                  Each of the Agreements may be terminated at any time without the payment of any penalty on 60 days written notice to the other party or parties to the Agreements, and to the Trust in the case of the Subadvisory Agreement, (i) by the Board; (ii) by a Majority Vote of the outstanding voting securities of the Trust, or with respect to any Portfolio, by a Majority Vote of the outstanding voting securities of such Portfolio; or (iii) by the Adviser, and in the case of the Subadvisory Agreements, by the respective subadvisers. As required by Section 15 of the 1940 Act, each of the Agreements will automatically terminate in the event of its assignment.

                  Each of the Agreements may be amended by the parties thereto provided that such amendment is specifically approved by a Majority Vote of the outstanding voting securities of the Trust or applicable Portfolio(s), as the case may be, and by the vote of a majority of the Board members who are not Interested Persons of the Trust, of the Adviser or of the applicable subadviser, cast in person at a meeting called for the purpose of voting upon such approval. Shareholder approval of any amendment shall be effective with respect to any Portfolio if there is a Majority Vote of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not be approved by a majority of the outstanding voting securities of (i) any other Portfolio affected by the amendment or (ii) all the Portfolios. If Proposal 10 is approved by shareholders of the Portfolios, the Adviser will not need shareholder approval, but will continue to need Board approval, for certain subadvisory changes. See Proposal 10.

                  Each Subadvisory Agreement provides that the subadviser will not be liable to the Trust or the Adviser for any losses resulting from matters to which the agreement relates other than losses resulting from the subadviser's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.


ADVISORY FEE SCHEDULE

                  As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the fees each Portfolio discussed in Proposals 2 through 6 currently is obligated to pay the Adviser under the Advisory Agreement:


PORTFOLIO                                                                        FEE
---------                                                                       -----

Global Equity Trust                                                             .900%
Blue Chip Growth Trust (formerly known as the Pasadena Growth Trust)            .925%
Value Equity Trust                                                              .800%
Equity Trust                                                                    .750%
Money Market Trust                                                              .500%
Aggressive Asset Allocation Trust                                               .750%
Moderate Asset Allocation Trust                                                 .750%
Conservative Asset Allocation Trust                                             .750%

CERTAIN ADVISORY FEES PAID

                  For the fiscal year ended December 31, 1995, the Trust paid total advisory fees to the Adviser of $33,808,255. No expense reimbursements were applicable for this period. The amounts paid with respect to each of the FMTC Portfolios, the Global Equity Trust, the Value Equity Trust, the Blue Chip Growth Trust and the Money Market Trust were as follows:

PORTFOLIO                                                           FEES PAID
---------                                                          -----------

Equity Trust ......................................................$5,643,363

Aggressive Asset
Allocation Trust...................................................$1,463,421

Moderate Asset
Allocation Trust...................................................$4,667,061

Conservative Asset
Allocation Trust...................................................$1,639,903

Global Equity Trust................................................$5,513,312

Value Equity Trust.................................................$2,459,247

Blue Chip Growth Trust.............................................$2,115,434

Money Market Trust.................................................$1,318,573



MANAGEMENT OF THE ADVISER AND OF THE TRUST

                  The table below provides information regarding the directors and executive officers of the Trust and the Adviser.

                                  Position with
                                  Trust and Year of
                                  Election or              Position with                   Business
Name, Address and Age             Appointment*             NASL Financial*                 Experience
---------------------             ------------             ---------------                 ----------

Brian L. Moore                    Chairman                 Director and Chairman           Executive Vice President,
200 Bloor Street                  1989                                                     Canadian Insurance Operations,
11th Floor                                                                                 of Manulife, January 1, 1996 to
North Tower                                                                                date; Chief Executive Officer,
Toronto, Ontario                                                                           North American Life Assurance
Canada M4W 1E5                                                                             Company, October 1993 to
Age: 52                                                                                    December 1995; Executive Vice
                                                                                           President and Chief Financial
                                                                                           Officer, North American Life
                                                                                           Assurance Company, September
                                                                                           1988 to October 1993.




                                  Position with
                                  Trust and Year
                                  Election                 Position with                   Business
Name, Address and Age             Appointment*             NASL Financial*                 Experience
---------------------             ------------             ---------------                 ----------
John D. DesPrez III               President                Director                        Vice President, Annuities, of
116 Huntington Avenue                                                                      Manulife, September 1996 to
Boston, MA 02116                                                                           present; President and Director,
Age: 39                                                                                    North American Security Life
                                                                                           Insurance Company, September
                                                                                           1996 to present; President,
                                                                                           North American Funds, March
                                                                                           1993 to September 1996; Vice
                                                                                           President and General Counsel
                                                                                           North American Security Life
                                                                                           Insurance Company, 1991 to
                                                                                           1994.

John G. Vyrsen                    Vice President           Vice President                  Vice President, Chief Financial
116 Huntington Avenue             1988                                                     Officer, U.S. Operations, of
Boston, MA 02116                                                                           Manulife, January 1, 1996 to
Age: 41                                                                                    date; Vice President and Chief
                                                                                           Actuary, NASL.


James D. Gallagher                Secretary                Not Applicable                  Vice President, Legal Services,
116 Huntington Avenue                                                                      of Manulife, January 1, 1996 to
Boston, MA 02116                                                                           date; Vice President and
Age: 42                                                                                    General Counsel, June 1994 to
                                                                                           date, NASL; Vice President and
                                                                                           Associate General Counsel,
                                                                                           1990-1994, The Prudential
                                                                                           Insurance Company of America.

Richard C. Hirtle                 Treasurer                Vice President and              Vice President, Chief Financial
116 Huntington Avenue                                      Treasurer                       Officer, Annuities and Mutual
Boston, MA 02116                                                                           Funds, of Manulife, January 1,
Age: 40                                                                                    1996 to date; Vice President,
                                                                                           Treasurer and Chief Financial
                                                                                           Officer, NASL


         * Each officer of the Trust and the Adviser serves until his successor is chosen and qualified or until he sooner dies, resigns, is removed or becomes disqualified.


PORTFOLIO BROKERAGE

                  Pursuant to the Subadvisory Agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Trust.

                  In selecting brokers or dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. In selecting brokers and dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser.

                  To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

                  For the fiscal year ended December 31, 1995, the Trust paid brokerage commissions in connection with portfolio transactions of $6,609,957, including the following amounts in connection with the FMTC Portfolios, the Global Equity Trust, the Value Equity Trust and the Blue Chip Growth Trust:

PORTFOLIO                                                             YEAR-
                                                                      ENDED
                                                                      12/31/95

Equity Trust .....................................................$   861,497
Aggressive Asset Allocation Trust.................................$   286,517
Moderate Asset Allocation Trust...................................$   604,766
Conservative Asset Allocation Trust...............................$   104,521
Global Equity Trust...............................................$ 2,684,254
Value Equity Trust................................................$   606,918
Blue Chip Growth Trust............................................$   388,904
Money Market Trust................................................$         0


                  Prior to October 1, 1996, Goldman Sachs & Co. ("Goldman Sachs") may be deemed to have been an affiliated broker of the Value Equity Trust due to the position of Goldman as subadviser to that Portfolio. In addition, Dresdner Bank may be deemed to have been an affiliated broker of the Global Equity Trust due to the position of Oechsle as subadviser to that Portfolio. As described above in Proposal 4, Goldman has resigned as subadviser to the Value Equity Fund, effective October 1, 1996 and, as described in Proposal 3, Oechsle has resigned as subadviser to the Global Equity Trust, effective October 1, 1996. Following October 1, 1996, affiliates of T. Rowe Price may be deemed to be affiliated brokers of the Value Equity Trust and the Blue Chip Growth Trust due to the position of T. Rowe Price as subadviser to that Portfolio and affiliates of Morgan Stanley may be deemed to be affiliated brokers of the Global Equity Trust due to the position of Morgan Stanley as subadviser to that Portfolio. Fidelity Capital Markets may be deemed to be an affiliated broker of the FMTC Portfolios due to the position of FMTC as subadviser to those Portfolios.

                  For the years ended December 31, 1995, brokerage commissions were paid to Goldman, Sachs & Co. by the FMTC Portfolios, the Global Equity Trust, the Value Equity Trust, the Blue Chip Growth Trust, and the Money Market Trust as follows:

                          YEAR ENDED DECEMBER 31, 1995

                                                                    % OF PORTFOLIO'S              % OF AGGREGATE
                                                                       BROKERAGE                    $ AMOUNT OF
                                                                COMMISSIONS REPRESENTED            TRANSACTIONS
PORTFOLIO                                  COMMISSIONS               FOR THE PERIOD               FOR THE PERIOD
----------------------------------------------------------------------------------------------------------------------

Equity Trust............................   $13,799                       1.60%                          0.62%
Aggressive Asset Allocation Trust.......   $ 7,202                       2.51%                          0.43%
Moderate Asset Allocation Trust.........   $11,975                       1.98%                          0.69%
Conservative Asset Allocation Trust.....   $ 2,080                       1.99%                          0.80%
Global Equity Trust.....................   $ 6,951                       0.26%                          0.08%
Value Equity Trust......................   $63,836                      10.52%                          0.19%
Blue Chip Growth Trust..................   $24,855                       6.39%                          0.52%



                  For the year ended December 31, 1995, no brokerage commissions were paid to Dresdner Bank by the Asset Allocation Portfolios, the Global Equity Trust, the Value Equity Trust, the Blue Chip Growth Trust, and the Money Market Trust. During such period, the Equity Trust paid $277 of commissions to Dresdner Bank, which represented .03% of the Portfolio's brokerage commission for such period.

         For the year ended December 31, 1995, brokerage commissions were paid to Fidelity Capital Markets by the Global Equity Trust and the Asset Allocation Portfolios as follows:

                                                                     % OF PORTFOLIO'S              % OF AGGREGATE
                                                                        BROKERAGE                    $ AMOUNT OF
                                                                 COMMISSIONS REPRESENTED            TRANSACTIONS
PORTFOLIO                                  COMMISSIONS                FOR THE PERIOD               FOR THE PERIOD
-----------------------------------------------------------------------------------------------------------------------

Global Equity Trust.....................   $31,110                        1.16%                         0.77%
Aggressive Asset Allocation Trust.......   $ 3,240                        1.13%                         0.08%
Moderate Asset Allocation Trust.........   $ 8,815                        1.46%                         0.07%
Conservative Asset Allocation Trust.....   $ 1,920                        1.84%                         0.05%


                  During such period, the Value Equity Trust, the Blue Chip Growth Trust, and the Money Market Trust did not pay brokerage commissions to Fidelity Capital Markets.

                                  OTHER MATTERS

                  The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                        BY ORDER OF THE BOARD OF TRUSTEES


November 15, 1996
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                    EXHIBIT A
                 EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

                          FIDELITY MANAGEMENT TRUST CO.

                  The principal executive officers and directors of Fidelity Management Trust Co. and their principal occupations are shown below. The business address of each officer and director is 82 Devonshire Street, Boston, MA 02109.

Name                                Position with FMTC                           Principal Occupation
----                                ------------------                           --------------------

Denis M McCarthy                    Chairman of the Board, President and         Interim President of FMTC
                                    CEO

Edward E. Madden                    Vice Chairman of the Board                   Executive Vice President, Marketing
                                                                                 of FMTC

John P. O'Reilly                    Executive Vice President,                    Executive Vice President,
                                    Administration, and Director                 Administration of FMTC

Cynthia Egan                        Executive Vice President                     Executive Vice President of FMTC

John Begley                         Senior Vice President, CFO,                  Senior Vice President, CFO, and
                                    Treasurer, and Director                      Treasurer of FMTC

Walter Downey                       Senior Vice President, Investments           Senior Vice President, Investments
                                    (Equity)                                     (Equity) of FMTC

Cesar Hernandez                     Senior Vice President, Investments           Senior Vice President, Investments
                                    (Equity)                                     (Equity) of FMTC

Robert L. Macdonald                 Senior Vice President, Investments           Senior Vice President, Investments
                                    (Equity)                                     (Equity) of FMTC

John McDowell                       Senior Vice President, Investments           Senior Vice President, Investments
                                    (Equity)                                     (Equity) of FMTC

Neal Miller                         Senior Vice President, Investments           Senior Vice President, Investments
                                    (Equity)                                     (Equity) of FMTC

Stephen Petersen                    Senior Vice President, Investments           Senior Vice President, Investments
                                    (Equity)                                     (Equity) of FMTC

Kennedy Richardson                  Senior Vice President, Investments           Senior Vice President, Investments
                                    (Equity)                                     (Equity) of FMTC

Scott Stewart                       Senior Vice President, Investments           Senior Vice President, Investments
                                    (Equity)                                     (Equity) of FMTC

Beth Terrana                        Senior Vice President, Investments           Senior Vice President, Investments
                                    (Equity)                                     (Equity) of FMTC


Name                                Position with FMTC                           Principal Occupation
----                                ------------------                           --------------------

Dwight Churchill                    Senior Vice President, Investments           Senior Vice President, Investments
                                    (Fixed Income)                               (Fixed Income) of FMTC

Margaret Eagle                      Senior Vice President, Investments           Senior Vice President, Investments
                                    (Fixed Income)                               (Fixed Income) of FMTC

Boyce Greer                         Senior Vice President, Investments           Senior Vice President, Investments
                                    (Fixed Income)                               (Fixed Income) of FMTC

Robert Middlebrook                  Senior Vice President, Investments           Senior Vice President, Investments
                                    (Fixed Income)                               (Fixed Income) of FMTC

Robert Lawrence                     Senior Vice President, Investments           Senior Vice President, Investments
                                    (High Yield)                                 (High Yield) of FMTC

John Appleton                       Senior Vice President, Investments           Senior Vice President, Investments
                                    (MIG)                                        (MIG) of FMTC

Barry Greenfield                    Senior Vice President, Investments           Senior Vice President, Investments
                                    (Real Estate)                                (Real Estate) of FMTC

Michael E. Miles                    Senior Vice President, Investments           Senior Vice President, Investments
                                    (Real Estate)                                (Real Estate) of FMTC

Lee Sandwen                         Senior Vice President, Investments           Senior Vice President, Investments
                                    (Real Estate)                                (Real Estate) of FMTC

Jeffrey Lagarce                     Senior Vice President, Sales                 Senior Vice President, Sales
                                    Management                                   Management of FMTC

William A. Bagby                    Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC

Dan H. Blanks                       Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC

James E. Delisle, Jr.               Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC

William Fink                        Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC

Michael Forrester                   Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC

Oliver St. Clair Franklin           Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC

Arthur J. Greewood                  Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC

Walter Lindsay                      Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC

William Lynch                       Senior Vice President, Marketing             Senior Vice President, Marketing of

Name                                Position with FMTC                           Principal Occupation
----                                ------------------                           --------------------

R. Ruel Stanley                     Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC
David Yearwood                      Senior Vice President, Marketing             Senior Vice President, Marketing of
                                                                                 FMTC
Theresa M. Messina                  Senior Vice President, Operations            Senior Vice President, Marketing of
                                                                                 FMTC

Ellen McCarthy                      Senior Vice President, Human                 Senior Vice President, Human
                                    Resources                                    Resources of FMTC

Andrew Hunter                       Senior Vice President, Personal Trust        Senior Vice President, Personal
                                                                                 Trust of FMTC

J. Gary Burkhead                    Director                                     Director of FMTC

William Hayes                       Director                                     Director of FMTC

Fred L. Henning, Jr.                Director                                     Director of FMTC

Robert Reynolds                     Director                                     Director of FMTC

Ralph B. Vogel                      Director                                     Director of FMTC

John P. Wilkens                     Director                                     Director of FMTC




                      MORGAN STANLEY ASSET MANAGEMENT INC.

                  The principal executive officers and Directors of Morgan Stanley Asset Management Inc. and their principal occupations are set forth below. The business address of each such person is 1221 Avenue of the Americas, New York, New York 10020.


                                                                        Principal
Names and Address              Positions with MSAM                      Occupation
-----------------              -------------------                      ----------

Barton M. Biggs                Chairman, Director and Managing          Managing Director of Morgan Stanley & Co.
                               Director                                 Incorporated; Chairman of Morgan Stanley
                                                                        Asset Management Limited

Peter A. Nadosy                Vice Chairman, Director and              Managing Director of Morgan Stanley & Co.
                               Managing Director                        Incorporated; Director of Morgan Stanley
                                                                        Asset Management Limited

James M. Allwin                President, Director and Managing         Managing Director of Morgan Stanley & Co.
                               Director                                 Incorporated; President of Morgan Stanley
                                                                        Realty Inc.

Gordon S. Gray                 Director and Managing Director           Managing Director of Morgan Stanley & Co.
                                                                        Incorporated; Director of Morgan Stanley
                                                                        Asset Management Limited

Dennis G. Sherva               Director and Managing Director           Managing Director of Morgan Stanley & Co.
                                                                        Incorporated



                         T. ROWE PRICE ASSOCIATES, INC.

                  The principal executive officers and directors of T. Rowe Price Associates, Inc. and their principal occupations are shown below. The business address of each such person, unless otherwise indicated, is 100 East Pratt Street, Baltimore, Maryland 21202.

                               Position with T. Rowe                    Principal
Name                           Price                                    Occupation
----                           ---------------------                    ----------

George J. Collins              Chief Executive Officer, President       Director of Rowe Price-Fleming
                               and Managing Director                    International, Inc. ("Price-Fleming")

James E. Halbkat, Jr.          Director                                 President of U.S. Monitor Corp.
                               P.O. Box 23109
                               Hilton Head Island, SC  29925

Richard L. Menschel            Director                                 Limited Partner of Goldman Sachs Group
                               85 Broad St., 2nd Floor                  L.P.
                               New York, NY  10004

John W. Rosenblum              Director                                 Tayloe Murphy Professor of the University
                               P.O. Box 6550                            of Virginia; Director of: Chesapeake
                               Charlottesville, VA  22906               Corporation, Camdus Communications
                                                                        Corp., Comdial Corp. and Cone Mills Corp.

Robert L. Strickland           Director                                 Chairman of Loew's Companies, Inc.;
                               604 Two Piedmont Plaza Bldg.             Director of Hannaford Bros., Co.
                               Winston-Salem, NC  27104

Phillip C. Walsh               Director                                 Consultant to Cyprus Annex Minerals
                               200 East 66th Street,                    Company; Director of Piedmont Mining
                               Apt. A-1005                              Company, Inc.
                               New York, NY  10021

Anne Marie                     Director                                 Partner of the law firm of McGuire, Woods,
Whittemore                     One James Center                         Battle & Booth; Director of Owens and
                               Richmond, VA  23219                      Minor, Inc., USF&G Corp. and James River
                                                                        Corp.

George A. Roche                Chief Financial Officer and              Vice President and Director of Price-Fleming
                               Managing Director

M. David Testa                 Managing Director                        Chairman of the Board Price-Fleming

Carter O. Hoffman              Managing Director                        Director of TRP Finance, Inc.

Henry H. Hopkins               Managing Director                        Vice President of Price-Fleming

Charles P. Smith               Managing Director                        Vice President of Price-Fleming

Peter Van Dyke                 Managing Director                        Vice President of Price-Fleming

Alvin M. Younger, Jr.          Managing Director                        Secretary and Treasurer of Price-Fleming
                               Secretary and Treasurer

                        MANUFACTURERS ADVISER CORPORATION

                  The principal executive officers and directors of Manufacturers Adviser Corporation and their principal occupations are shown below. The business address of each such person, unless otherwise indicated, is 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5.

                               Position with Manufacturers              Principal
Name                           Adviser Corp.                            Occupation
----                           ---------------------------              ----------

George Corey                   Director                                 President, Exxel Management and Marketing
                                                                        Corp., Flemington, NJ since 1983

Bernadette B. Murphy           Director                                 Executive Director, Strategies and Selections,
                                                                        M. Kimelan & Co., New York, NY

George Slye                    Director                                 Founding Partner, Vice Chairman and part
                                                                        owner, Spaulding and Slye Corp.,
                                                                        Burlington, MA; Director, Hill Development
                                                                        Corp., Middletown, CT

Richard R. Schmaltz            Director                                 Director of Research, Neuberger & Berman,
                                                                        New York, NY, 1992 to present

Joseph B. Mounsey              President                                Senior Vice President, Investments,
                                                                        Manufacturers Life Insurance Co., Toronto,
                                                                        CA, 1994-present

Robert Laughton                Vice President                           Investment Management, U.S. Fixed Income,
                                                                        Manufacturers Life Insurance Co., Toronto,
                                                                        CA

Mark A. Schmeer                Vice President                           Investment Management, U.S. Equities,
                                                                        Manufacturers Life Insurance Co., 1995-
                                                                        present; Vice President, Sun Investment
                                                                        Management, 1993-1995

Douglas H. Myers               Vice President, Compliance; Vice         Assistant Vice President and Controller, U.S.
                               President, Finance; Treasurer            Individual, 1988-present; Vice President, Sun
                                                                        Life Investment Management, 1993-1995

David Chia                     Vice President, Compliance               Compliance Audit Officer, Manufacturers
                               (London Branch)                          Life Insurance Co., 1993-present

Catherine Addison              Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co.

Stephen Hill                   Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co. (London), 1995-present;
                                                                        Director, Invesco Asset Management, 1993-
                                                                        1994

Emilia Pandero Perez           Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co. (London)

Robert Lutzko                  Vice President                           Investment Management, U.S. Equities,
                                                                        Manufacturers Life Insurance Co., 1995-
                                                                        present; U.S. Investment Manager, Workers
                                                                        Compensation Board, Toronto, 1994-1995

                               Position with Manufacturers              Principal
Name                           Adviser Corp.                            Occupation
----                           ---------------------------              ----------


Ronald R. Otsuki               Vice President                           Investment Management, Capital Markets,
                                                                        Manufacturers Life Insurance Co., 1995-
                                                                        present; Executive Director, Capital Markets
                                                                        Division, Toronto, 1994-1995

David Howarth                  Vice President                           Assistant Vice President, Capital Markets,
                                                                        Manufacturers Life Insurance Co., 1996-
                                                                        present; Director Risk Control, Toronto,
                                                                        1994-1995

Mark Andrew Hirst              Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co. (London)

Richard James Crook            Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co. (London)

Leslie Grober                  Vice President                           Investment Management, U.S. Equities,
                                                                        Manufacturers Life Insurance Co., Toronto,
                                                                        1994-present; Investment Representative,
                                                                        Toronto-Dominion Bank, 1991-1993

Rhonda Chang                   Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co., Toronto, 1994-present;
                                                                        Investment Analyst, American International
                                                                        Group, 1990-1994

Sheri L. Kocen                 Secretary and General Counsel            Senior Counsel, 1990-present, Manufacturers
                                                                        Life Insurance Co., Toronto

                                    EXHIBIT B

 FUNDS ADVISED BY A SUBADVISER HAVING SIMILAR INVESTMENT OBJECTIVES TO THE FMTC PORTFOLIOS, VALUE EQUITY TRUST, BLUE CHIP GROWTH TRUST, AND MONEY MARKET TRUST


                        FIDELITY MANAGEMENT TRUST COMPANY

                  An affiliate of Fidelity Management Trust Company ("FMTC") manages two investment company funds with investment objectives similar to the Equity Trust:

=============================================================================================================================
Fund                                 Investment Objective                   Advisory Fee           Net Assets
                                                                                                   (9/30/96)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Advisor Equity              Long term capital appreciation         0.61% of net           $3,244,600,000
Portfolio--Growth                                                           assets
-----------------------------------------------------------------------------------------------------------------------------
Growth Company                       Long-term capital appreciation         0.67% of net           $8,924,800,000
                                                                            assets
=============================================================================================================================


                  An affiliate of FMTC manages one investment company fund with an investment objective similar to that of the Aggressive Asset Allocation
Trust:

=============================================================================================================================
Fund                            Investment objective          Advisory Fee                            Net Assets
                                                                                                      (9/30/96)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Asset Manager-         Maximum total return          0.61% of net assets                     $3,101,800,000
-Growth                         over the long term
=============================================================================================================================


                  An affiliate of FMTC manages one investment company fund with an investment objective similar to that of the Moderate Asset Allocation Trust:

=============================================================================================================================
Fund                            Investment objective          Advisory Fee                            Net Assets
                                                                                                      (9/30/96)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Asset Manager          High total return with        0.56% of net assets                     $10,675,900,000
                                reduced risk over the
                                long term
=============================================================================================================================

                  An affiliate of FMTC manages one investment company fund with an investment objective similar to that of the Conservative Asset Allocation
Trust:

=============================================================================================================================
Fund                            Investment objective          Advisory Fee                            Net Assets
                                                                                                      (9/30/96)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Asset Manager-         High level of current         0.45% of net assets                     $566,000,000
Income                          income.  In addition,
                                the fund considers the
                                potential for capital
                                appreciation.
=============================================================================================================================



                      MORGAN STANLEY ASSET MANAGEMENT INC.

                  Morgan Stanley Asset Management Inc. manages two investment company funds with objectives similar to the Global Equity Trust:


=============================================================================================================================
Fund                                 Investment Objective                   Advisory Fee             Net Assets
                                                                                                     (9/30/96)
-----------------------------------------------------------------------------------------------------------------------------
Global Equity Portfolio (a           Long-term capital appreciation         0.80% of net             $84,850,857
series of the Morgan Stanley         by investing primarily in equity       assets
Institutional Fund, Inc.)            securities of issuers throughout
                                     the world, including U.S. issuers
-----------------------------------------------------------------------------------------------------------------------------
Global Equity Allocation             Long-term capital appreciation         1.00% of net             $145,688,002
Fund (a series of Morgan             by investing in equity securities      assets
Stanley Fund, Inc.)                  of U.S. and non-U.S. issuers
=============================================================================================================================



                         T. ROWE PRICE ASSOCIATES, INC.

                  T. Rowe Price Associates, Inc. manages two investment company funds with objectives similar to proposed investment objective of Value Equity
Trust:


============================================================================================================================
Fund                            Investment objective                    Advisory Fee            Net Assets (8/31/96)
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity            Dividend income and capital             0.25% of net            $6,471,000,000
Income Fund                     growth                                  assets*
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity            Dividend income and capital             0.85% of net            $60,700,000
Income Portfolio                growth                                  assets
============================================================================================================================

* For its services to each such investment company, T. Rowe Price is paid a management fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies based on the combined net assets of certain funds distributed by T. Rowe Price Investment Services, Inc. or by Rowe Price Fleming International, Inc. (the "Combined Price Funds"). Each such investment company pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. Each investment company pays a flat "individual" fund fee based on its net assets. The current "group" fee rate at various asset levels of the Combined Price Funds is: .480% first $1 billion; .450% next $1 billion; .420% next $1 billion; .390% next $1 billion; .370% next $1 billion; .360% next $2 billion;
 .350% next $2 billion; .340% next $5 billion; .330% next $10 billion; .320% next $10 billion; .310% next $16 billion; and .305% thereafter.

                  T. Rowe Price also acts as investment sub-advisor to several registered investment companies ("Non-Price Funds") having similar investment objectives to the proposed investment objectives of the Value Equity Trust. For this purpose, the Non-Price Funds are mutual funds that are not sponsored by T. Rowe Price.
These investment company funds are:

=============================================================================================================================
Fund                            Investment Objective                 Subadvisory Fee                     Net assets
                                                                                                         (8/31/96)
-----------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio         Dividend income and capital          .40% of net assets                  $53,000,000
(a series of the                growth
Endeavor Series Trust)
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Value (a              Dividend income and capital          .50% of net assets                  $10,900,000
series of John Hancock          growth
Variable Series Trust 1)
-----------------------------------------------------------------------------------------------------------------------------
Maxim T. Rowe Price             Dividend income and capital          .50% of the first $20 million       $33,100,000
Equity/Income (a series         growth                               of net assets, .40% on the
of the Maxim Series                                                  next $80 million of net
Trust)                                                               assets, .40% on all assets
                                                                     over $100 million
-----------------------------------------------------------------------------------------------------------------------------
Series O (Equity Income         Dividend income and capital          .50% of the first $20 million       $44,500,000
Series) (a series of the        growth                               of net assets, .40% on the
SBL Fund)                                                            next $30 million of net
                                                                     assets, .40% on all assets
                                                                     over $50 million
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income               Growth and income                    .35% of net assets                  $116,800,000
Series (a series of the
Security First Trust)
=============================================================================================================================


                  T. Rowe Price manages one Combined Price investment company fund with an investment objective similar to that of proposed investment objective of Blue Chip Growth Trust:

=============================================================================================================================
Fund                            Investment objective          Advisory Fee                            Net Assets
                                                                                                      (9/30/96)

-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue              Long-Term Capital             0.35% of net assets*                    $292,300,000
Chip Growth Fund                Growth.  Income is
                                secondary
=============================================================================================================================

                  T. Rowe Price also manages one Non-Price Fund investment company fund with an investment objective similar to that of proposed investment objective of Blue Chip Growth Trust:

=============================================================================================================================
Fund                            Investment objective          Subadvisory Fee                         Net Assets
                                                                                                      (9/30/96)
-----------------------------------------------------------------------------------------------------------------------------
Blue Chip Stock Series          Long-Term Capital             0.50% of first $100 million;            $9,400,000
(a series of the Fortis         Growth.  Income is            0.45% for assets over $100
Series Fund, Inc.)              secondary                     million
=============================================================================================================================


                        MANUFACTURERS ADVISER CORPORATION

                  Manufacturers Adviser Corporation serves as adviser to the Money Market Fund of the Manulife Series Fund, Inc. and as subadviser to the Money Market Fund of North American Funds, both of which have investment objectives similar to that of the Money Market Trust.


=============================================================================================================================
Fund                        Investment Objective              Advisory/ Subadvisory Fee          Net Assets (9/30/96)
-----------------------------------------------------------------------------------------------------------------------------
Money Market Fund           Maximize current income           Advisory fee of 0.50% of           $44,437,819
(a series of                consistent with preservation      net assets
Manulife Series             of principal and liquidity
Fund, Inc.)
-----------------------------------------------------------------------------------------------------------------------------
Money Market Fund           Maximize current income           Subadvisory fee of .075%           $19,510,769
(a series of North          consistent with preservation      of the first $500 million of
American Funds)             of principal and liquidity        net assets; .020%  of net
                                                              assets above $500 million
=============================================================================================================================

                                    EXHIBIT C

                                NASL SERIES TRUST
                         FORM OF SUBADVISORY AGREEMENT(1)

         AGREEMENT made this 1st day of [October, 1996](2), between NASL Financial Services, Inc., a Massachusetts corporation ("NASL Financial" or the "Adviser"), and ______________________________(3) (the "Subadviser"). In
consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of NASL Series Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of [the Portfolios](4) specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"(5). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way [except as](6) expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. [Subject always to the direction and control of the Trustees of the Trust,](7) the Subadviser will manage the investments and determine the composition of the assets of the Portfolios(8) in accordance with the [Portfolios'](9) registration statement[, as amended](10). In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

--------

(1) This form of subadvisory agreement is a composite of four subadvisory agreements, which have been combined for purposes of presentation. The subadvisers to these agreements are: Morgan Stanley Asset Management Inc. ("Morgan Stanley"), Fidelity Management Trust Company ("FMTC"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), and Manufacturers Adviser Corporation ("MAC").

(2) FMTC agreement replaces bracketed clause with: "January, 1996, as amended December 31, 1996".

(3) Morgan Stanley Asset Management Inc., a Delaware Corporation; Fidelity Management Trust Company, a Massachusetts Corporation; T. Rowe Price Associates, Inc., a Maryland Corporation; or Manufacturers Adviser Corp., a Colorado Corporation.

(4) FMTC agreement substitutes "each of the portfolios of the Trust" for the bracketed clause.

(5)      FMTC agreement adds 'or "Portfolios"' where indicated.

(6) FMTC agreement substitutes "or otherwise be deemed as" for bracketed clause.

(7)      FMTC agreement omits the bracketed clause.

(8) FMTC agreement adds ", subject always to the direction and control of the Trustees of the Trust, and" where indicated.

(9) FMTC agreement substitutes "provisions of the Trust's" for the bracketed language.

(10)     FMTC agreement omits the bracketed clause.

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities(11) including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide [determinations, in accordance with procedures and methods established by the Trustees of the Trust, of](12) the fair value of(13) securities [held by the Portfolios for which](14) market quotations are not readily available [for purposes of enabling the Trust's Custodian to calculate net asset value].(15)

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all(16) orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher [spread or](17) commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's

--------

(11) FMTC agreement adds "and other investments authorized under the Trust's registration statement" where indicated.

(12) FMTC agreement omits the bracketed clause; T. Rowe Price agreement substitutes "assistance to the Trust's Custodian regarding" for the bracketed language.

(13)     FMTC agreement adds "certain" where indicated.

(14)     FMTC agreement substitutes "when" for the bracketed clause.

(15) FMTC agreement substitutes "for purposes of calculating net asset value for the Trust's Custodian in accordance with procedures and methods established by the Trustees of the Trust" for the bracketed language;
         T. Rowe Price agreement omits that bracketed language.

(16)     FMTC agreement adds "necessary" where indicated.

(17)     FMTC agreement omits the bracketed clause.

         overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. [In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder, the Subadviser may engage its affiliates as broker-dealers to effect portfolio transactions in securities for the Portfolios.](18)

         [d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.](19)

d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its [affiliates, officers, partners or](20) employees [nor anyone who controls the Subadviser (or any of its affiliates, officers, partners or employees) within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act")](21) shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from [any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Portfolio investments](22) except for losses resulting from willful misfeasance, bad faith or gross negligence(23) of, or from reckless disregard of, the duties of the Subadviser or any

--------

(18)     Bracketed paragraph applies for Morgan Stanley agreement only.

(19)     Bracketed paragraph applies for T. Rowe Price agreement only.

(20)     FMTC agreement omits "affiliates" and "partners" and adds "directors";
         T. Rowe Price agreement omits the bracketed clause; MAC agreement omits "affiliates" and "partners".

(21)     Bracketed clause applies for Morgan Stanley agreement only.

(22) FMTC agreement substitutes "its acts or omissions as Subadviser to the Portfolios" for the bracketed clause.

(23)     FMTC agreement adds "in the performance" where indicated.

of its [affiliates, partners](24) or employees{; and neither the Subadviser nor any of its [affiliates, officers, partners or](25) employees[, nor anyone who controls the Subadviser (or any of its affiliates, officers, partners or employees) within the meaning of Section 15 of the 1933 Act](26) shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its [affiliates, partners or](27) employees}(28).

5.       SUPPLEMENTAL ARRANGEMENTS

         The Subadviser may enter into arrangements with other persons affiliated with the Subadviser(29) to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers[, partners](30) or otherwise; that directors, officers, agents and [partners](31) of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the [Certificate](32) of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

--------

(24) FMTC agreement substitutes "directors, officers" for the bracketed clause; T. Rowe Price agreement omits "affiliates,"; MAC agreement substitutes "officers" for the bracketed clause.

(25) T. Rowe Price agreement omits the bracketed clause; MAC agreement omits "affiliates" and "partners".

(26)     Bracketed clause applies for Morgan Stanley agreement only.

(27) T. Rowe Price agreement omits "affiliates"; MAC agreement omits bracketed clause.

(28) FMTC agreement substitutes "The Subadviser, its directors, officers or employees shall not be liable to the Adviser or Trust for any loss suffered as a consequence of any action or inaction of the Custodian in failing to observe the instructions of the Subadviser" for the bracketed clause.

(29) Morgan Stanley agreement adds ", including but not limited to, Morgan Stanley Asset Management Limited," where indicated.

(30) FMTC agreement substitutes ", stockholders" for bracketed clause; MAC agreement omits bracketed clause.

(31) FMTC agreement substitutes "stockholders" for bracketed clause; MAC agreement omits bracketed clause.

(32)     FMTC agreement substitutes "Articles" for bracketed clause.

7.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution[, (ii) the effective date of the registration statement of the Portfolio and (iii) with respect to each Portfolio except the _____________________(33), the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved](34) by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. [The](35) Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of [the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes](36) to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement(37), the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust(38), by the vote [of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote](39) of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

--------

(33) For Morgan Stanley agreement, insert "Global Equity Portfolio" where indicated; For T. Rowe Price agreement, insert "Value Equity and Blue Chip Growth Portfolios" where indicated; For MAC agreement, insert "Money Market Portfolio" where indicated.

(34) FMTC agreement substitutes "and (ii) approval" for the bracketed language.

(35)     FMTC agreement substitutes "Thereafter, the" for the bracketed clause.

(36) FMTC agreement substitutes "that Portfolio vote" for the bracketed clause.

(37) Morgan Stanley agreement adds "that is submitted to shareholders for approval" where indicated.

(38) FMTC agreement adds "or, with respect to any Portfolio," where indicated.

(39)     FMTC agreement omits the bracketed clause.

9.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. {[any](40) change [in actual](41) control or management of the Subadviser [or](42)}(43) the portfolio manager of any Portfolio(44).

[10.     USE OF SUBADVISER'S NAME

         The Adviser will not use the Subadviser's name (or that of any affiliate) in Trust literature without prior review and approval by the Subadviser, which will not be unreasonably withheld or delayed.](45)

[10.     PROVISION OF CERTAIN INFORMATION BY THE ADVISER

         The Adviser shall furnish the Subadviser with copies of the Trust's Prospectus and Statement of Additional Information, and any reports made by the Trust to its shareholders, as soon as practicable after such documents become available. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement."

11.      SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transaction for the Portfolio in any security which the Subadviser, its principals, affiliates or employees may purchase or sell for their own accounts or other clients."](46)

--------

(40) Morgan Stanley subadvisory agreement substitutes "there is" for bracketed clause.

(41)     Morgan Stanley agreement substitutes "of" for bracketed clause.

(42) Morgan Stanley agreement substitutes "which constitutes an assignment of the Agreement under the 1940 Act" for the bracketed clause.

(43) FMTC agreement substitutes "the chief executive officer or controlling stockholder of the Subadviser or" for the bracketed clause.

(44)     Morgan Stanley and FMTC agreements adds "changes" where indicated.

(45)     Bracketed paragraph applies to FMTC agreement only.

(46)     Bracketed paragraphs apply to T. Rowe Price agreement only.

10.(47)  AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

[11.(48) ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties(49)](50)

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

--------

(47)     Note: paragraph 10 is numbered 11 on the FMTC agreement and 12 on the
         T. Rowe Price agreement due to the presence of the additional paragraph(s) noted above in those agreements.

(48) Note: This paragraph is paragraph 12 in the FMTC agreement, and paragraph 13 in the T. Rowe Price agreement.

(49) FMTC agreement adds "with respect to the Portfolios listed in Appendix A" where indicated.

(50)     The bracketed paragraph is omitted from the Morgan Stanley agreement.

16.      LIMITATION OF LIABILITY

         The [Agreement and](51) Declaration of Trust(52) dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "NASL Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.


--------

(51)     FMTC agreement omits the bracketed clause.

(52)     FMTC agreement adds "establishing the Trust" where indicated.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



         [SEAL]                        NASL Financial Services, Inc.


                                       by:      _______________________________




         [SEAL]                        [Subadviser](53)



                                       by:       ______________________________

--------

(53)     Fidelity Management Trust Company;
         Morgan Stanley Asset Management Inc.;
         T. Rowe Price Associates, Inc.; or
         Manufacturers Adviser Corporation.

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following [portfolio](54) of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                      MORGAN STANLEY ASSET MANAGEMENT INC.;

         Global Equity Portfolio: .500% of the first $50,000,000, .450% between $50,000,000 and $200,000,000, .375% between $200,000,000 and
         $500,000,000 and .325% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

                         FIDELITY MANAGEMENT TRUST CO.;

         Equity Trust - .375% of the first $50,000,000 and .325% between $50,000,000 and $200,000,000, .275% between $200,000,000 and
         $500,000,000 and .200% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

         Conservative Asset Allocation Trust - .350% of the first $50,000,000 and .300% between $50,000,000 and $200,000,000, .250% between
         $200,000,000 and $500,000,000 and .175% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

         Moderate Asset Allocation Trust - .375% of the first $50,000,000 and .325% between $50,000,000 and $200,000,000, .275% between $200,000,000 and $500,000,000 and .200% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

         Aggressive Asset Allocation Trust - .400% of the first $50,000,000 and .350% between $50,000,000 and $200,000,000, .300% between $200,000,000 and $500,000,000 and .225% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

                       T. ROWE PRICE ASSOCIATES, INC.; OR

         Value Equity Portfolio: .400% of the first $50,000,000, .300% between $50,000,000 and $200,000,000, .200% between $200,000,000 and
         $500,000,000 and .200% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

         Blue Chip Growth Portfolio (formerly the Pasadena Growth Trust): .500% of the first $50,000,000, .450% between $50,000,000 and $200,000,000,
         .400% between $200,000,000 and $500,000,000 and .325% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

                           MANUFACTURERS ADVISER CORP.

         Money Market Portfolio: .075% of the first $50,000,000, .075% between $50,000,000 and $200,000,000, .075% between $200,000,000 and
         $500,000,000 and .020% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;



--------

(54) FMTC and T. Rowe Price agreements substitutes "portfolios" for bracketed clause.

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

               [NORTH AMERICAN SECURITY LIFE INSURANCE CORPORATION
                   FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA]

                            VOTING INSTRUCTIONS FORM

         VOTING PURSUANT TO THESE INSTRUCTIONS WILL BE AS SPECIFIED. IF NO SPECIFICATION IS MADE AS TO AN ITEM, VOTING WILL BE FOR SUCH ITEM. A SEPARATE VOTING INSTRUCTION FORM IS PROVIDED FOR EACH NASL SERIES TRUST PORTFOLIO IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF OCTOBER 23, 1996. PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 19, 1996 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 20, 1996.
--------------------------------------------------------------------------------

[NAME OF PORTFOLIO]

         THESE VOTING INSTRUCTIONS ARE SOLICITED BY [NORTH AMERICAN SECURITY LIFE INSURANCE CORPORATION, FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY OR THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF NASL SERIES TRUST

         The undersigned hereby instructs [North American Security Life Insurance Corporation, First North American Life Assurance Company or The Manufacturers Life Insurance Company of America] to vote the shares of NASL Series Trust. (the "Trust") attributable to his or her variable annuity or variable life contract at the Meeting of Shareholders to be held at 116 Huntington Avenue, Boston, Massachusetts at 11:00 a.m., December 20, 1996, and any adjournments thereof, as indicated below.

DATE:_____________________
                             PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Signature(s) Title(s), if applicable

INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER [GRAPHIC] USING BLUE OR BLACK INK OR DARK PENCIL.

                           PLEASE DO NOT USE RED INK.

-------------------------------------------------------------------------------

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTHOLDER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                                                     FOR          WITHHOLD
1.       Election of Don B. Allen, Charles L. Bardelis, Samuel Hoar, Robert J.       / /            / /
         Myers, John D. Richardson and F. David Rolwing to serve as members of the Board of Trustees of the Trust.

                           -INSTRUCTION: To withhold authority to vote for any
                           individual nominee's name above, strike a line
                           through the nominee's name.
                                                                                     FOR           AGAINST        ABSTAIN
2A.      Approval of an amended subadvisory agreement between NASL Financial         / /            / /             / /
         Services, Inc. (in such capacity, the "Adviser") and Fidelity
         Management Trust Company ("FMTC") increasing the subadvisory fee with respect to the Equity Trust. (Only shareholders of the Equity Trust will vote on Proposal 2A.)

2B.      Approval of an amended subadvisory agreement between the Adviser and        / /            / /             / /
         FMTC increasing the subadvisory fee with respect to the Aggressive
         Asset Allocation Trust. (Only shareholders of the Aggressive Asset
         Allocation Trust will vote on Proposal 2B.)

2C.      Approval of an amended subadvisory agreement between the Adviser and        / /            / /             / /
         FMTC increasing the subadvisory fee with respect to the Moderate Asset
         Allocation Trust. (Only shareholders of the Moderate Asset Allocation
         Trust will vote on Proposal 2C.)

2D.      Approval of an amended subadvisory agreement between the Adviser and        / /            / /             / /
         FMTC increasing the subadvisory fee with respect to the Conservative
         Asset Allocation Trust. (Only shareholders of the Conservative Asset
         Allocation Trust will vote on Proposal 2D.)


3.       Approval of a subadvisory agreement between the Adviser and Morgan          / /            / /             / /
         Stanley Asset Management Inc. with respect to the Global Equity Trust.
         (Only shareholders of the Global Equity Trust will vote on Proposal 3.)

4.       Approval of a subadvisory agreement between the Adviser and T. Rowe         / /            / /             / /
         Price Associates, Inc. with respect to the Value Equity Trust. (Only shareholders of the Value Equity Trust will vote on Proposal 4.)

5.       Approval of a subadvisory agreement between the Adviser and T. Rowe         / /            / /             / /
         Price Associates, Inc. with respect to the Blue Chip Growth Trust
         (formerly known as the Pasadena Growth Trust). (Only shareholders of the Blue Chip Growth Trust will vote on Proposal 5.)

6.       Approval of a subadvisory agreement between the Adviser and                 / /            / /             / /
         Manufacturers Adviser Corporation with respect to the Money Market
         Trust. (Only shareholders of the Money Market Trust will vote on
         Proposal 6.)

7A.      Approval of a change to certain fundamental investment policies of the      / /            / /             / /
         Aggressive Asset Allocation Trust. (Only shareholders of the Aggressive
         Asset Allocation Trust will vote on Proposal 7A.)

7B.      Approval of a change to certain fundamental investment policies of the      / /            / /             / /
         Moderate Asset Allocation Trust. (Only shareholders of the Moderate
         Asset Allocation Trust will vote on Proposal 7B.)

7C.      Approval of a change to certain fundamental investment policies of the      / /            / /             / /
         Conservative Asset Allocation Trust. (Only shareholders of the
         Conservative Asset Allocation Trust will vote on Proposal 7C.)

8.       Approval of a change to the investment objective of the Value Equity        / /            / /             / /
         Trust. (Only shareholders of the Value Equity Trust will vote on
         Proposal 8.)

9.       Approval of a change to the investment objective of the Blue Chip           / /            / /             / /
         Growth Trust. (Only shareholders of the Blue Chip Growth Trust will vote on Proposal 9.)

10.      Approval of a proposal to permit the Adviser, in the future, to select      / /            / /             / /
         and contract with subadvisers for the Portfolios after obtaining the approval of the Board of Trustees but without obtaining shareholder approval.

11.      Ratification of the selection of Coopers & Lybrand L.L.P. as the            / /            / /             / /
         independent accountants for the Trust for its fiscal year ending
         December 31, 1996; and

         To transact such other business as may properly come before the meeting.


--------------------------------------------------------------------------------

PLEASE MARK YOUR VOTING INSTRUCTION FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.